FIRST INVESTORS INCOME FUNDS
40 Wall Street
New York, New York 10005

July 31, 2018
Your action is required. Please vote today.
Dear First Investors Balanced Income Fund shareholder:
At First Investors, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of our shareholders. After careful consideration, we proposed, and your fund’s Board of Trustees agreed, that shareholders would benefit from the merger of your fund, the First Investors Balanced Income Fund, a series of First Investors Income Funds, into the First Investors Total Return Fund, a series of First Investors Equity Funds.  Both funds are part of the First Investors Family of Funds.
Benefits of the Proposed Reorganization:
Continuity of Management.  Foresters Investment Management Company, Inc. serves as investment adviser of each fund and Muzinich & Co., Inc. serves as the investment subadviser for the portion of each fund’s portfolio invested in high-yield debt bonds.  The reorganization will allow shareholders of the First Investors Balanced Income Fund to continue to pursue their investment goals through a similar fund that also allocates its assets among bonds, stocks and money market instruments and is managed by the same investment adviser and subadviser;
Better Performance Record. The First Investors Total Return Fund has had better prior performance than the First Investors Balanced Income Fund.  Each class of shares of the First Investors Total Return Fund has outperformed the corresponding class of shares of the First Investors Balanced Income Fund for the one year ended December 31, 2017, the six months ended June 30, 2018, and since inception of the First Investors Balanced Income Fund in October 2015, although no assurances may be given that the combined fund will achieve any level of performance after the reorganization;
Potential Economies of Scale. The reorganization may provide shareholders the opportunity to benefit from the economies of scale typically available in a much larger fund and may contribute to lowering annual fund operating expenses of the combined fund over time; and
More Efficient Use of Management Resources.  Merging the funds would allow the investment adviser to concentrate its management resources on a single combined fund which could benefit the combined fund and lead to greater operational efficiencies.
The Board of Trustees of your fund unanimously recommends that the shareholders vote in favor of the proposed reorganization.
How to vote:
This reorganization cannot proceed without the approval of shareholders, so a Special Meeting of Shareholders of your fund will be held at 9:00 a.m. Eastern time on September 7, 2018, at the offices of the First Investors Family of Funds, 40 Wall Street, New York, New York 10005. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:
Mail:	Complete the enclosed proxy card and return it in the enclosed postage-prepaid envelope;
Phone:	Cast your vote by automated touchtone phone or with a proxy voting representative by calling one of the toll-free numbers found on the enclosed proxy card; and

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card.

The attached Combined Prospectus and Proxy Statement contains further information regarding the reorganization and the First Investors Total Return Fund.  Please read it carefully before voting.  If you have any questions regarding the reorganization, the proxy card or need assistance voting your shares, please contact AST Fund Solutions, LLC, your fund’s proxy solicitor, toll-free at 1 (800) 431-9633 or First Investors toll-free at 1 (800) 423-4026.
If you approve the reorganization, it is expected to take effect on or about September 21, 2018. At that time, the Class A shares, Advisor Class shares and Institutional Class shares you currently own of the First Investors Balanced Income Fund would be exchanged for the same class of shares of the First Investors Total Return Fund with an aggregate value equal to the aggregate value of your First Investors Balanced Income Fund shares, as set forth below:
First Investors Balanced Income Fund		First Investors Total Return Fund
Class A shares	à	Class A shares
Advisor Class shares	à	Advisor Class shares
Institutional Class shares	à	Institutional Class shares
No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the exchange of their shares.  Shareholders will not realize a gain or loss for federal income tax purposes as a direct result of the reorganization.
Thank you for voting and for your continued investment in the First Investors Family of Funds.
Sincerely,
E. Blake Moore Jr.
President of First Investors Family of Funds
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Questions and Answers
Q. What is this document and why did you send it to me?
A. The attached Combined Proxy Statement and Prospectus (“Proxy Statement”) is a proxy statement for the First Investors Balanced Income Fund (“Target Fund”), a series of First Investors Income Funds (“Target Trust”), and a prospectus for the First Investors Total Return Fund (“Acquiring Fund”), a series of First Investors Equity Funds (“Acquiring Trust”).  The Acquiring Fund and Target Fund are referred to individually as a “Fund” and collectively as the “Funds.”
The Board of Trustees of the Target Trust (“Board”) has approved the reorganization of the Target Fund into the Acquiring Fund (“Reorganization”).  You are receiving this document because, as of July 10, 2018, you were a shareholder of the Target Fund.  The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Target Fund to approve the Reorganization, as described in the Agreement and Plan of Reorganization and Termination between the Target Trust and the Acquiring Trust (“Reorganization Plan”), the form of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the Class A shares, Advisor Class shares, and Institutional Class shares of the Acquiring Fund.  The Proxy Statement contains information that shareholders of the Target Fund may wish to consider before voting on the Reorganization Plan.  You should retain this document for future reference.
Q. What is the purpose of the Reorganization?
A. Foresters Investment Management Company, Inc. (“FIMCO”), the investment adviser for the Funds, has proposed reorganizing the Target Fund into the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Target Fund and would benefit the Target Fund and its shareholders for several reasons, including:
1.
The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment goals through the Acquiring Fund, a fund that also allocates its assets among bonds, stocks and money market instruments and is managed by the same investment adviser and subadviser that manage the Target Fund;

2.
The Acquiring Fund has had better prior performance than the Target Fund.  Each class of shares of the Acquiring Fund has outperformed the corresponding class of shares of the Target Fund for the one year ended December 31, 2017, the six months ended June 30, 2018, and since inception of the Target Fund in October 2015, although no assurances may be given that the combined fund will achieve any level of performance after the Reorganization;

3.
The Reorganization may provide Target Fund shareholders the opportunity to benefit from the economies of scale typically available in a much larger fund and may contribute to lowering annual fund operating expenses of the Acquiring Fund over time; and

4.	The Reorganization would allow FIMCO to concentrate its management resources on a single combined Fund which could benefit the combined Fund and lead to greater operational efficiencies.

Q. How will the Reorganization work?
A. As of the close of business on the day the Reorganization is effected, which is currently scheduled to take place on or about September 21, 2018 (“Closing Date”), the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund having an aggregate value equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders of record as of the Closing Date, and the Target Fund will be terminated.  After the close of business on the Closing Date, shareholders of the Target Fund will receive shares of the same class with the same aggregate value of the Acquiring Fund as the shares that they hold in the Target Fund immediately prior to the Reorganization, as set forth below:

Target Fund		Acquiring Fund
Class A shares	à	Class A shares
Advisor Class shares	à	Advisor Class shares
Institutional Class shares	à	Institutional Class shares
Please refer to the Proxy Statement for a detailed explanation of the Reorganization Plan.
Q. How will this affect me as a Target Fund shareholder?
A. After the Closing Date, you will no longer be a shareholder of the Target Fund, but rather will be a shareholder of the Acquiring Fund.  The shares of the Acquiring Fund that you receive in the Reorganization will be of the same class as the shares you hold in the Target Fund and will have an aggregate value equal to the aggregate value of the shares you hold in the Target Fund as of the Closing Date.  No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the Reorganization.
Q. Will the Reorganization affect the value of my investment? After the Reorganization, will I own the same number of shares?
A. The Reorganization will not affect the value of your investment at the time of the Reorganization.  The Acquiring Fund shares that you receive will have an aggregate value equal to the aggregate value of the Target Fund shares you held as of the Closing Date.  It is likely, however, that the number of Acquiring Fund shares you own will differ because your Target Fund shares will be exchanged at the net asset values per share of the classes of the Acquiring Fund, which are likely to be different from the net asset values per share of the corresponding classes of the Target Fund on the Closing Date.
Q. How is the Target Fund different from the Acquiring Fund?
A.                Although each Fund allocates its assets among bonds, stocks and money market instruments, the Target Fund and the Acquiring Fund have different investment objectives and strategies.  The Target Fund seeks income as its primary investment objective and has a secondary objective of capital appreciation, whereas the Acquiring Fund seeks high, long-term total investment return consistent with moderate investment risk.  Because the Target Fund seeks income as its primary investment objective an investment in the Target Fund may involve less risk than the Acquiring Fund which seeks high, long-term total investment return.  The primary differences between the Funds’ investment strategies are that, while the percentage of assets allocated to each asset class of each Fund is flexible rather than fixed, the Target Fund normally invests approximately 50 to 70% of its net assets in bonds, money market instruments and cash, and investments that provide exposure to such assets, including exchange-traded funds (“ETFs”), and approximately 30 to 50% of its net assets in stocks and investments that provide exposure to such assets, including ETFs, whereas the Acquiring Fund normally invests at least 50% of its net assets in stocks and at least 30% in bonds, cash and money market instruments.  As of June 30, 2018, the Target Fund held 58.7% of its net assets in bonds, money market instruments, and investments that provide exposure to such assets (collectively “debt securities”) and 39.7% of its net assets in stocks and investments that provide exposure to such assets (collectively, “equity securities”), and the Acquiring Fund held 41.5% of its net assets in debt securities and 58.5% of its net assets in equity securities.  The combined Fund after the Reorganization is expected to hold 41.5% of its net assets in debt securities and 58.5% of its net assets in equity securities.  The difference in allocations between debt and equity investments results in different risk profiles for the Funds, with the Acquiring Fund having relatively greater exposure to the risks of investments in stocks than the Target Fund, and the Target Fund having relatively greater exposure to the risks of investments in bonds.  In addition, when selecting stocks, the Target Fund emphasizes the potential for current income over capital appreciation, while the Acquiring Fund does not have a stated emphasis on either current income or capital appreciation.  Finally, the Target Fund’s principal investment strategy broadly includes investments in ETFs while the Acquiring Fund’s principal investment strategy may use ETFs to gain exposure to high yield securities.  The Acquiring Fund will continue to pursue its current investment objective and investment strategy after the Reorganization.
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Q. Will the service providers to the Target Fund change following the Reorganization?
A. No, the Target Fund and the Acquiring Fund use the same service providers.  FIMCO is the investment adviser to each Fund and Muzinich & Co., Inc. (“Muzinich”) is the investment subadviser for the portion of each Fund’s portfolio invested in high-yield bonds.  Foresters Financial Services, Inc. (“FFS”) serves as the principal underwriter, Foresters Investor Services, Inc., an affiliate of FIMCO and FFS, serves as the transfer agent, and the Bank of New York Mellon Corp. serves as the custodian of each Fund. The Acquiring Fund will continue to retain its current service providers after the Reorganization.
Q. Do the portfolio managers who manage the Target Fund also manage the Acquiring Fund?
A. Yes.  The portfolio managers at FIMCO and Muzinich who manage the Target Fund also manage the Acquiring Fund.  After the Reorganization, the same portfolio managers will continue to serve as the portfolio managers of the Acquiring Fund.
Q. Will there be any changes to my fees and expenses as a result of the Reorganization?
A.  As reflected below and in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” in the Proxy Statement, the gross annual fund operating expense ratios for each class of shares of the Target Fund are higher than the gross annual fund operating expenses of each corresponding class of shares of the Acquiring Fund.  The annual fund operating expenses of the Target Fund are subject to expense cap limitations until January 31, 2019, while the annual fund operating expenses of the Acquiring Fund are not subject to any expense cap limitations.  After giving effect to the expense cap limitations in place for the Target Fund, until January 31, 2019, the net annual fund operating expense ratios of the Target Fund’s Class A and Institutional Class shares are lower than the total annual fund operating expense ratios of the Acquiring Fund’s Class A and Institutional Class shares, respectively, and the net annual fund operating expense ratio of the Target Fund’s Advisor Class shares is the same as the total annual fund operating expense ratio of the Acquiring Fund’s Advisor Class shares.  After January 31, 2019, the total and net annual fund operating expense ratios of each class of shares of the Target Fund will be higher than the total annual fund operating expense ratios of the corresponding classes of the Acquiring Fund.  After giving effect to the Reorganization, the pro forma total annual fund operating expense ratios of the Acquiring Fund are not expected to change for any share class.
Class (a)	Target Fund		Acquiring Fund		Acquiring Fund (Pro Forma)

	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)
Class A	1.48%	1.15%	1.16%	1.16%	1.16%	1.16%
Advisor Class	1.25%	0.82%	0.82%	0.82%	0.82%	0.82%
Institutional Class	1.07%	0.69%	0.77%	0.77%	0.77%	0.77%
________________________________________________________________
(a) See “Comparative Fee and Expense Tables” in the Proxy Statement for more information on the operating expenses of each class of shares.

The contractual advisory fee rates for the Target Fund are lower than the contractual advisory fee rates for the Acquiring Fund at the same asset levels.  However, as of March 31, 2018, the effective advisory fee rate for the Acquiring Fund was 0.69% per annum, whereas as of the same date, the effective advisory fee rate for the Target Fund was 0.70% per annum.  FIMCO has agreed to waive its advisory fees to the extent necessary so that the effective advisory fee rate for the Acquiring Fund does not exceed 0.69% for one year after the Closing Date of the Reorganization.

3

The initial sales charge for Class A shares of the Target Fund is 4.00%.  The initial sales charge for Class A shares of the Acquiring Fund is 5.75%.  While the initial sales charge will not apply to Class A shares you receive in connection with the Reorganization, any purchases you make of Class A shares of the Acquiring Fund after consummation of the Reorganization will be subject to the Acquiring Fund’s initial sales charge.  Both Funds charge a contingent deferred sales charge (“CDSC”) of 1% on certain redemptions of Class A shares purchased without a sales charge. The CDSC is applied on the same terms for both Funds. If your Class A shares of the Target Fund are subject to a CDSC, the CDSC will apply to your redemption of the Class A shares of the Acquiring Fund you receive in the Reorganization.  For purposes of determining the CDSC, if any, applicable to a redemption of the Class A shares of the Acquiring Fund you acquire in the Reorganization, those Class A shares of the Acquiring Fund will be treated as continuing to age from the date you purchased the Target Fund Class A shares that were converted in the Reorganization.  Class A shares of both Funds are subject to Rule 12b-1 fees of 0.30% per annum.  Advisor Class and Institutional Class shares of both the Target Fund and the Acquiring Fund do not have a front-end sales charge, CDSC, or Rule 12b-1 fees.

Q. Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?
A. The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  The Target Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Target Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Target Trust, substantially to that effect. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.
To the extent that the Target Fund has assets that cannot be held by the Acquiring Fund, those assets will be sold before the Reorganization.  In that event, the Target Fund could realize net capital gains that would have to be distributed to its shareholders before the Reorganization (together with any other undistributed gains and net investment income, as required by the Reorganization Plan).  You will recognize taxable income for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) if the Target Fund must make such a distribution.  Please see “Additional Information about the Reorganization —Agreement and Plan of Reorganization and Termination” in the Proxy Statement for more information.  Moreover, the disposition of assets before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and, possibly, realizing net capital losses that otherwise would not have been realized.  FIMCO and Muzinich have reviewed the Funds’ current portfolio holdings and determined that the Target Fund’s holdings generally are compatible with the Acquiring Fund’s investment objective and policies.  As a result, FIMCO believes that all, or substantially all, of the Target Fund’s assets could be transferred to and held by the Acquiring Fund and FIMCO does not anticipate selling any significant portion of the assets of the Target Fund in connection with the Reorganization.  However, this expectation could change under certain circumstances, including, for example, in response to significant market events.
Q. Will I need to open an account in the Acquiring Fund prior to the Reorganization?

A. No.  An account will be set up in your name and your shares of the Target Fund automatically will be converted to the corresponding class(es) of shares of the Acquiring Fund.  You will receive confirmation of this transaction following the Reorganization.

Q. Can I still purchase and redeem shares of the Target Fund until the Reorganization?

A. You may continue to purchase and redeem shares of the Target Fund until the Closing Date.  Purchase or redemption requests received by the transfer agent after the Closing Date will be treated as requests received for the purchase or redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

4

Q. What if I want to exchange my shares into another First Investors Fund prior to the Reorganization?

A. You may exchange your shares into another fund in the First Investors Family of Funds until the Closing Date in accordance with your existing exchange privileges.  If you choose to exchange your shares of the Target Fund for another fund in the First Investors Family of Funds, including the Acquiring Fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-advantaged account, such as a 401(k) plan or individual retirement account.  Exchanges may be subject to minimum investment requirements, sales loads, and CDSCs.

Q. Who is paying the costs of the Reorganization?
A. The costs of the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Proxy Statement, the printing and distribution of the Proxy Statement, proxy solicitation costs, and legal and accounting fees and disbursements in connection with the Reorganization, will be borne by the Target Fund.  The costs of the Reorganization are estimated to be approximately $86,100.
Q. How do I vote?  Who do I contact if I have questions about the Reorganization or voting my shares?
A. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:
Mail:	Complete the enclosed proxy card and return it in the enclosed postage-prepaid envelope;
Phone:	Cast your vote by automated touchtone phone or with a proxy voting representative by calling one of the toll-free numbers found on the enclosed proxy card; and
Internet:	The web address and instructions for voting online can be found on the enclosed proxy card.
If you have any questions about the Reorganization or voting your shares, please call our proxy solicitor, AST Fund Solutions, LLC, toll-free at 1 (800) 431-9633 or FIMCO at 1 (800) 423-4026.
Q:               What will happen if the Reorganization Plan is not approved by shareholders?
A:                If shareholders of the Target Fund do not approve the Reorganization Plan, the Target Fund will not be reorganized into the Acquiring Fund and the Target Trust’s Board of Trustees will consider other alternatives, including liquidating the Target Fund.

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COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

First Investors Balanced Income Fund,
a series of First Investors Income Funds

40 Wall Street
New York, New York 10005
(212) 858-8000

Into

First Investors Total Return Fund,
a series of First Investors Equity Funds

40 Wall Street
New York, New York 10005
(212) 858-8000

July 31, 2018

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FIRST INVESTORS INCOME FUNDS

First Investors Balanced Income Fund

40 Wall Street
New York, New York 10005
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 7, 2018
________________________

To the Shareholders of the First Investors Balanced Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the First Investors Balanced Income Fund (“Target Fund”), a series of First Investors Income Funds (“Target Trust”), will be held on  September 7, 2018, at 9:00 a.m. Eastern time at the offices of the First Investors Family of Funds, 40 Wall Street, New York, New York 10005, to act on the following proposal:

To approve the Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) adopted by the Board of Trustees of the First Investors Income Funds, to reorganize the First Investors Balanced Income Fund, a series of First Investors Income Funds, into the First Investors Total Return Fund, a series of First Investors Equity Funds (“Reorganization”).
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Target Fund as of the close of business on July 10, 2018, are entitled to vote at the Meeting or any adjournments or postponements thereof.

The Reorganization Plan provides for the transfer of all of the Target Fund’s assets to the First Investors Total Return Fund (“Acquiring Fund”), a series of First Investors Equity Funds, in exchange solely for shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders of record as of the date of the Reorganization, and the Target Fund will be terminated.  If approved by the Target Fund’s shareholders, the Reorganization will take effect on or about September 21, 2018.  At that time, shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund with the same aggregate value as the shares they hold in the Target Fund immediately prior to the Reorganization, as set forth below:
First Investors Balanced Income Fund		First Investors Total Return Fund
Class A shares	à	Class A shares
Advisor Class shares	à	Advisor Class shares
Institutional Class shares	à	Institutional Class shares

YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR PROXY OR VOTING INSTRUCTION CARD PROMPTLY

You should read the Combined Proxy Statement and Prospectus attached to this Notice prior to completing your proxy card.  If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. You may also vote by telephone or on the internet.  You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the First Investors Family of Funds that is received by the Secretary at or prior to the Meeting; (2) forwarding to the Secretary of the First Investors Family of Funds a later-dated proxy card that is received by the Secretary at or prior to the Meeting; or (3) attending the Meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Meeting.  This Notice and the Combined Proxy Statement and Prospectus are available on the internet at https://www.proxyonline.com/docs/FirstInvestor2018.pdf. On this webpage, you will be able to access the Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees,

Carol Lerner Brown Assistant Secretary

Dated:    July 31, 2018
New York, New York

ii

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
We urge you to vote your shares.  Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the Meeting.  Shareholders may cast their vote by mail, by the internet, and by telephone as set forth below:

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the postage-paid envelope provided. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote “FOR” the proposal.

Phone:
To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

The options below are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Automated Touchtone Phone:	The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.

If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact AST Fund Solutions, LLC, the Target Fund’s proxy solicitor, toll-free at 1 (800) 431-9633 or FIMCO toll-free at 1 (800) 423-4026.  If the Target Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by AST Fund Solutions, LLC, in either case, to remind you to vote.
If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.  If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Meeting.
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PROXY STATEMENT

for

FIRST INVESTORS BALANCED INCOME FUND,
a series of First Investors Income Funds

and

PROSPECTUS

for

FIRST INVESTORS TOTAL RETURN FUND,
a series of First Investors Equity Funds

Dated July 31, 2018

40 Wall Street
New York, New York 10005
(212) 858-8000

This Combined Proxy Statement and Prospectus (“Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of First Investors Income Funds (“Board” or “Board of Trustees”), an open-end management investment company, for use at a special meeting of shareholders (“Meeting”) of its series, First Investors Balanced Income Fund, to be held at the offices of the First Investors Family of Funds, 40 Wall Street, New York, NY 10005, on September 7, 2018, at 9:00 a.m. Eastern time.  At the Meeting, shareholders of the Target Fund will be asked:
To approve the Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) adopted by the Board of the First Investors Income Funds to reorganize the First Investors Balanced Income Fund, a series of First Investors Income Funds, into the First Investors Total Return Fund, a series of First Investors Equity Funds (“Reorganization”).
Those present and appointed proxies will also transact any other business as may properly come before the Meeting or any adjournments or postponements thereof.
The First Investors Balanced Income Fund is referred to herein as the “Target Fund” and the First Investors Total Return Fund is referred to herein as the “Acquiring Fund.” The Target Fund and the Acquiring Fund each may be referred to herein as a “Fund” and collectively as the “Funds.”  The First Investors Income Funds is referred to herein as the “Target Trust,” and the First Investors Equity Funds is referred to herein as the “Acquiring Trust.” The Target Trust and the Acquiring Trust each may be referred to herein as a “Trust” and collectively as the “Trusts.”
This Proxy Statement constitutes the proxy statement of the Target Fund for the Meeting and the prospectus for the Class A shares, Advisor Class shares and Institutional Class shares of the Acquiring Fund that are hereby being registered with the Securities and Exchange Commission (“SEC”) and are to be issued by the Acquiring Fund in connection with the Reorganization.
You are receiving this document because, as of July 10, 2018, you were a shareholder of the Target Fund.  If the Reorganization Plan is approved by shareholders of the Target Fund, then upon consummation of the Reorganization shareholders of the Target Fund will become shareholders of the Acquiring Fund.  Target Fund shareholders will receive shares of the corresponding class of the Acquiring Fund with an aggregate value equal to the aggregate value of the class of Target Fund shares that they hold as of the close of business on the day the Reorganization is consummated.  Following the Reorganization the Target Fund will be terminated.  If shareholders of the Target Fund do not approve the Reorganization Plan, the Target Fund will not be reorganized into the

Acquiring Fund and the Target Trust’s Board of Trustees will consider other alternatives, including liquidating the Target Fund.
This Proxy Statement sets forth important information that you may wish to consider before voting on the Reorganization Plan.  You should read and retain this Proxy Statement for future reference.  Additional information relating to the Acquiring Fund and this Proxy Statement is set forth in the Statement of Additional Information (“SAI”) relating to this Proxy Statement.  The Target Fund expects that this Proxy Statement will be mailed to shareholders on or about August 3, 2018.
The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement, which means they are part of this Proxy Statement for legal purposes:
1.	The SAI dated July 31, 2018, relating to this Proxy Statement (File No. 333-225705);
2.	The Prospectus and SAI for the Target Fund (File Nos. 002-892874 and 811-03967), dated January 31, 2018, as supplemented;
3.	The Prospectus and SAI for the Acquiring Fund (File Nos. 033-46924 and 811-06618), dated January 31, 2018, as supplemented;
4.
The Annual Report to shareholders of the Target Fund for the fiscal year ended September 30, 2017 and the Semi-Annual Report to shareholders of the Target Fund for the six months ended March 31, 2018; and

5.
The Annual Report to shareholders of the Acquiring Fund for the fiscal year ended September 30, 2017 and the Semi-Annual Report to shareholders of the Acquiring Fund for the six months ended March 31, 2018.

The Annual and Semi-Annual Reports to shareholders of the Target Fund containing audited and unaudited financial statements, respectively, have previously been mailed to Target Fund shareholders.  For a free copy of these reports or any of the documents listed above, you may call toll-free 1 (800) 423-4026, visit www.foresters.com, or write to:
Foresters Investor Services, Inc.
P.O. Box 7837
Edison, NJ 08818-7837

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, the Trusts must file certain reports and other information with the SEC.  You also may obtain many of these documents by accessing the internet site for the Funds at www.foresters.com.  Text-only versions of all of the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s internet site at www.sec.gov.  You can review and copy information regarding the Funds by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549, and at the following regional offices of the SEC:  Atlanta – 3475 Lenox Road, NE., Suite 1000, Atlanta, GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver – 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia – 701 Market Street, Suite 2000, Philadelphia, PA 19106; Salt Lake City – 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You can obtain copies, upon payment of a duplicating fee at prescribed rates, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operations of the Public Reference Room may be obtained by calling 1-202-551-5850.
The SEC has not approved or disapproved these securities or determined if this Proxy Statement is truthful or complete.  Any representation to the contrary is a criminal offense.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

No person has been authorized to give any information or to make any representation other than those in this Proxy Statement, and, if given or made, such other information or representation must not be relied upon as having been authorized by either the Funds or the Trusts.

TABLE OF CONTENTS
SUMMARY OF THE REORGANIZATION	1
PROPOSAL: APPROVAL OF THE REORGANIZATION PLAN TO REORGANIZE THE FIRST INVESTORS BALANCED INCOME FUND, A SERIES OF FIRST INVESTORS INCOME FUNDS, INTO THE FIRST INVESTORS TOTAL RETURN FUND, A SERIES OF FIRST INVESTORS EQUITY FUNDS	2
Considerations Regarding the Reorganization	2
Comparative Fee and Expense Tables	4
Example of Fund Expenses	6
Portfolio Turnover	6
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	7
Comparison of Principal Risks	11
Comparison of Investment Policies	14
Comparative Performance Information	16
Capitalization	19
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	19
Agreement and Plan of Reorganization and Termination	19
Description of Acquiring Fund Shares	20
Board Considerations	21
Federal Income Tax Consequences of the Reorganization	23
Shareholder Rights	25
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	26
Service Providers	26
Adviser	26
Subadviser	28
Principal Underwriter, Transfer Agent, and Custodian	29
Independent Registered Public Accounting Firm	30
Rule 12b-1 Distribution Plan	30
Payments to Financial Intermediaries	30
Additional Information	31
FINANCIAL HIGHLIGHTS	31
VOTING INFORMATION	31
Record Date and Voting Rights	31
Required Shareholder Vote	31
How to Vote	32
Proxies	32
Quorum and Adjournments	32
Effect of Abstentions and Broker “Non-Votes”	32
Proxy Solicitation	33
Other Business	33
Next Meeting of Shareholders	33
“Householding”	33
Appendix A (FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION)	A-1
Appendix B (SHAREHOLDER INFORMATION)	B-1
Appendix C (OWNERSHIP OF SHARES)	C-1
Appendix D (FINANCIAL HIGHLIGHTS)	D-1

SUMMARY OF THE REORGANIZATION
The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement and the attached appendices. For additional information about the Reorganization, you should consult the Reorganization Plan, the form of which (as adopted by the Board) is attached hereto as Appendix A.
Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”), the investment adviser for the Funds, considered alternatives with respect to the operation of the Target Fund, including liquidation, before determining to recommend reorganizing the Target Fund into the Acquiring Fund.  The Reorganization, if approved, would consolidate Funds that are similar investment products and would allow FIMCO to concentrate its management resources on a single combined Fund which could benefit the combined Fund and lead to greater operational efficiencies.  At a meeting held on April 18-19, 2018, after careful consideration of a number of factors, the Board of the Target Trust voted to approve the Reorganization as being in the best interests of the Target Fund.  See “Board Considerations” below for further information.
The Reorganization Plan provides for:
●
the Target Fund’s transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares having an aggregate value equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Target Fund;

●	the distribution of those Acquiring Fund shares pro rata to the Target Fund’s shareholders; and
●	the liquidation of the Target Fund.
Approval of the Reorganization Plan will constitute approval of the above-described transfer of assets and assumption of liabilities, distribution of shares and termination of the Target Fund.
The Target Fund offers Class A, Advisor Class and Institutional Class shares.  The Acquiring Fund offers four classes of shares, three of which are designated Class A, Advisor Class and Institutional Class shares; the fourth class of Acquiring Fund shares is not involved in the Reorganization.  Each class of shares of the Target Fund has the same purchase, exchange and redemption procedures as the corresponding class of shares of the Acquiring Fund.  Subject to shareholder approval, the Reorganization is expected to be effective at the close of business on September 21, 2018, or on a later date as agreed upon by the Trusts (“Closing Date”).  After the close of business on the Closing Date, each Target Fund shareholder will receive shares of the same class of the Acquiring Fund with the same aggregate value as the shares that the shareholder holds in the Target Fund immediately prior to the Reorganization, as set forth below:
Target Fund		Acquiring Fund
Class A shares	à	Class A shares
Advisor Class shares	à	Advisor Class shares
Institutional Class shares	à	Institutional Class shares

You will not incur any sales loads, commissions or other transactional fees as a result of the Reorganization.  The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  The Trusts expect that neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trusts expect to receive a tax opinion from K&L Gates LLP, counsel to the Trusts, substantially to that effect.  See “Federal Income Tax Consequences of the Reorganization” below for further information.  Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

The Board has unanimously approved the Reorganization Plan with respect to the Target Fund.  Accordingly, the Board is submitting the Reorganization Plan for approval by the Target Fund’s shareholders.  The Board recommends that you vote “FOR” the Proposal to approve the Reorganization Plan.

PROPOSAL:
APPROVAL OF THE REORGANIZATION PLAN TO REORGANIZE THE FIRST INVESTORS BALANCED INCOME FUND, A SERIES OF FIRST INVESTORS INCOME FUNDS, INTO THE FIRST INVESTORS TOTAL RETURN FUND, A SERIES OF FIRST INVESTORS EQUITY FUNDS

Considerations Regarding the Reorganization
Please note the following information relevant to the Reorganization:

●
The Target Fund and the Acquiring Fund pursue different investment objectives.  The investment objective of the Target Fund is to seek income as its primary objective, with a secondary objective of capital appreciation, whereas the investment objective of the Acquiring Fund is to seek high, long-term total investment return consistent with moderate investment risk.  Because the Target Fund seeks income as its primary investment objective an investment in the Target Fund may involve less risk than the Acquiring Fund which seeks high, long-term total investment return.

●
Although each Fund allocates its assets among bonds, stocks and money market instruments, the Target Fund and the Acquiring Fund have different investment strategies.  The primary differences between the Funds’ investment strategies are that, while the percentage of assets allocated to each asset class of each Fund is flexible rather than fixed, the Target Fund normally invests approximately 50 to 70% of its net assets in bonds, money market instrument and cash and investments that provide exposure to such assets, including exchange-traded funds (“ETFs”), and approximately 30 to 50% of its net assets in stocks and investments that provide exposure to such assets, including ETFs, whereas the Acquiring Fund normally invests at least 50% of its net assets in stocks and at least 30% in bonds, cash and money market instruments.  As of June 30, 2018, the Target Fund held 58.7% of its net assets in bonds, money market instruments, and investments that provide exposure to such assets (collectively “debt securities”) and 39.7% of its net assets in stocks and investments that provide exposure to such assets (collectively, “equity securities”), and the Acquiring Fund held 41.5% of its net assets in debt securities and 58.5% of its net assets in equity securities.  The combined Fund after the Reorganization is expected to hold 41.5% of its net assets in debt securities and 58.5% of its net assets in equity securities.  The difference in allocations between debt and equity investments results in different risk profiles for the Funds, with the Acquiring Fund having relatively greater exposure to the risks of investments in stocks than the Target Fund, and the Target Fund having relatively greater exposure to the risks of investments in bonds.  In addition, when selecting stocks, the Target Fund emphasizes the potential for current income over capital appreciation, while the Acquiring Fund does not have a stated emphasis on either current income or capital appreciation.  Finally, the Target Fund’s principal investment strategy broadly includes investments in ETFs while the Acquiring Fund’s principal investment strategy may use ETFs to gain exposure to high yield securities.  The Target Fund’s and the Acquiring Fund’s fundamental investment restrictions are virtually identical. The Acquiring Fund will continue to pursue its current investment objective and investment strategy after the Reorganization.  See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” and “Comparison of Principal Risks” below for further information.

●
FIMCO is each Fund’s investment adviser.  Muzinich & Co., Inc. (“Muzinich”) serves as the investment subadviser for the portion of each Fund’s portfolio invested in high-yield bonds.  After the Reorganization, the investment adviser, investment subadviser, and portfolio management teams that manage the Target Fund and the Acquiring Find will continue to manage the Acquiring Fund.  See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio

Managers” and “Additional Information about the Acquiring Fund—Service Providers” below for further information.
●
The Target Fund and the Acquiring Fund use the same principal underwriter, transfer agent, and custodian.  The Acquiring Fund will continue to retain its current service providers after the Reorganization.  See “Additional Information about the Acquiring Fund—Service Providers” below for further information.

●
Each class of shares of the Acquiring Fund has outperformed the corresponding class of shares of the Target Fund for the one year ended December 31, 2017, the six months ended June 30, 2018, and since inception of the Target Fund in October 2015, although no assurances may be given that the combined Fund will achieve any level of performance after the Reorganization.

●
The contractual advisory fee rates for the Target Fund are lower than the contractual advisory fee rates for the Acquiring Fund at the same asset levels.  However, as of December 31, 2017, the effective advisory fee rate for the Acquiring Fund was 0.69% per annum, whereas as of the same date, the effective advisory fee rate for the Target Fund was 0.70% per annum.  FIMCO has agreed to waive its advisory fees to the extent necessary so that the effective advisory fee rate for the Acquiring Fund does not exceed 0.69% for one year after the Closing Date.

●
The gross annual fund operating expense ratios for each class of the Target Fund are higher than the gross annual fund operating expenses of each corresponding class of the Acquiring Fund.  The annual fund operating expenses of the Target Fund are subject to expense cap limitations until January 31, 2019, while the annual fund operating expenses of the Acquiring Fund are not subject to expense cap limitations.  After giving effect to the expense cap limitations in place for the Target Fund, the net annual fund operating expense ratios of the Target Fund’s Class A and Institutional Class shares are lower than the total annual fund operating expense ratios of the Acquiring Fund’s Class A and Institutional Class shares, respectively, and the net annual fund operating expense ratio of the Target Fund’s Advisor Class shares is the same as the total annual fund operating expense ratio of the Acquiring Fund’s Advisor Class shares.  After giving effect to the Reorganization, the pro forma total annual fund operating expense ratios of the Acquiring Fund are not expected to change for any share class.

●
FIMCO and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Target Fund until January 31, 2019, to the extent that total annual fund operating expenses, exclusive of certain items, exceed 1.15% for Class A shares, 0.82% for Advisor Class shares and 0.69% for Institutional Class shares.  FIMCO and the transfer agent can be reimbursed by the Target Fund within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Target Fund’s Class A shares, Advisor Class shares or Institutional Class shares to exceed the applicable expense ratio in place for that share class at the time the expenses are waived or assumed or the current limits established for that share class under the expense limitation agreement. After January 31, 2019, the total and net annual fund operating expense ratios of each class of shares of the Target Fund will be higher than the total annual fund operating expense ratios of the corresponding classes of the Acquiring Fund.

●
The initial sales charge for Class A shares of the Target Fund is 4.00%.  The initial sales charge for Class A shares of the Acquiring Fund is 5.75%.  While the initial sales charge will not apply to Class A shares you receive in connection with the Reorganization, any purchases you make of Class A shares of the Acquiring Fund after consummation of the Reorganization will be subject to the Acquiring Fund’s initial sales charge.

●
Both Funds charge a contingent deferred sales charge of 1% on certain redemptions of Class A shares purchased without a sales charge.  The CDSC is applied on the same terms for both Funds. Class A shares of both Funds are subject to Rule 12b-1 fees of 0.30% per annum.  Advisor Class and Institutional Class shares of both the Target Fund and the Acquiring Fund do not have a front-end sales charge, CDSC, or Rule 12b-1 fees.
●	The interests of the Funds’ shareholders would not be diluted as a result of the Reorganization.
●
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.  To the extent that the Target Fund has assets that cannot be held by the Acquiring Fund, those assets will be sold before the Reorganization.  In that event, the Target Fund could realize net capital gains that would have to be distributed to its shareholders before the Reorganization (together with any other undistributed gains and net investment income, as required by the Reorganization Plan).  You will recognize taxable income for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) if the Target Fund must make such a distribution.  Moreover, the disposition of assets before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and, possibly, realizing net capital losses that otherwise would not have been realized.  FIMCO and Muzinich have reviewed the Funds’ current portfolio holdings and determined that the Target Fund’s holdings generally are compatible with the Acquiring Fund’s investment objective and policies.  As a result, FIMCO believes that all, or substantially all, of the Target Fund’s assets could be transferred to and held by the Acquiring Fund and FIMCO does not anticipate selling any significant portion of the assets of the Target Fund in connection with the Reorganization  However, this expectation could change under certain circumstances, including, for example, in response to significant market events.

●
The costs of the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Proxy Statement, the printing and distribution of the Proxy Statement, proxy solicitation costs, and legal and accounting fees and disbursements in connection with the Reorganization, will be borne by the Target Fund.

●
The Target Fund, which commenced operations in 2015, is small ($51.7 million as of June 30, 2018) and has seen very slow growth.  In FIMCO’s estimation, the Target Fund has limited prospects for attracting significant new assets.  Therefore, FIMCO believes that the only likely alternative to the Reorganization is the liquidation of the Target Fund, which could result in adverse tax consequences to Target Fund shareholders.  If shareholders of the Target Fund do not approve the Reorganization, FIMCO expects to recommend to the Board the liquidation of the Target Fund.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Target Fund and the Acquiring Fund and the pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the Reorganization.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $50,000 in certain classes of shares of certain First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” in Appendix B of this Proxy Statement and in the SAI.  You may be required to pay a commission to your financial intermediary for Institutional Class shares purchased through them.  Such commissions are not reflected in the tables or the “Example of Fund Expenses” below.  Expenses for the Target Fund and the Acquiring Fund are based on their respective operating expenses for the period ended March 31, 2018 and are annualized.  The pro forma fees and expenses for the Class A, Advisor Class and Institutional Class shares of the Acquiring Fund assume that the Reorganization had been in effect for the period ended March 31, 2018.

Fees and Expenses	Target Fund Class A	Acquiring Fund Class A	Acquiring Fund Class A (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00% (1)	1.00% (1)	1.00% (1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.30%	0.30%	0.30%
Other Expenses	0.48%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.48%	1.16%	1.16%
Fee Limitation and/or Expense Reimbursement	(0.33)% (2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	1.15%	1.16%	1.16%

(1) A CDSC of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.  The CDSC is applied on the same terms for both Funds.
(2) FIMCO and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Target Fund until January 31, 2019, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.15% for Class A shares.  FIMCO and the transfer agent can be reimbursed by the Target Fund within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Target Fund’s Class A shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2019, only with the approval of the Target Fund’s Board of Trustees.

Fees and Expenses	Target Fund Advisor Class	Acquiring Fund Advisor Class	Acquiring Fund Advisor Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.55%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.25%	0.82%	0.82%
Fee Limitation and/or Expense Reimbursement	0.43% (1)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	0.82%	0.82%	0.82%

(1) FIMCO and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Target Fund until January 31, 2019, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 0.82% for Advisor Class shares.  FIMCO and the transfer agent can be reimbursed by the Target Fund within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Target Fund’s Advisor Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2019, only with the approval of the Target Fund’s Board of Trustees.

Fees and Expenses	Target Fund Institutional Class	Acquiring Fund Institutional Class	Acquiring Fund Institutional Class (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.37%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.07%	0.77%	0.77%
Fee Limitation and/or Expense Reimbursement	0.38% (1)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	0.69%	0.77%	0.77%

(1) FIMCO and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Target Fund until January 31, 2019, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 0.69% for Institutional Class shares.  FIMCO and the transfer agent can be reimbursed by the Target Fund within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Target Fund’s Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2019, only with the approval of the Target Fund’s Board of Trustees.
Example of Fund Expenses
This example is intended to help you compare costs between the Target Fund and the Acquiring Fund and the pro forma costs for the Acquiring Fund after giving effect to the Reorganization.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same (except that the Example incorporates the fee limitation/expense reimbursement arrangement through January 31, 2019 for the Target Fund). Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares of a Fund, your costs would be:
	Year 1	Year 3	Year 5	Year 10
Target Fund
Class A shares	$513	$818	$1,146	$2,071
Advisor Class shares	$84	$354	$645	$1,473
Institutional Class shares	$70	$303	$553	$1,271
Acquiring Fund
Class A shares	$686	$922	$1,177	$1,903
Advisor Class shares	$84	$262	$455	$1,014
Institutional Class shares	$79	$246	$428	$954
Pro forma Acquiring Fund (After Reorganization)
Class A shares	$686	$922	$1,177	$1,903
Advisor Class shares	$84	$262	$455	$1,014
Institutional Class shares	$79	$246	$428	$954
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 51% of the average value of its portfolio.  During the most recent fiscal year, the Acquiring Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Target Fund seeks income as its primary investment objective and has a secondary objective of capital appreciation, whereas the Acquiring Fund seeks high, long-term total investment return consistent with moderate investment risk.  Because the Target Fund seeks income as its primary investment objective an investment in the Target Fund may involve less risk than the Acquiring Fund which seeks high, long-term total investment return.  Although each Fund allocates its assets among bonds, stocks and money market instruments, the Funds have different investment strategies.  The primary differences between the Funds’ investment strategies are that, while the percentage of assets allocated to each asset class of each Fund is flexible rather than fixed, the Target Fund normally invests approximately 50 to 70% of its net assets in bonds, money market instrument and cash, and investments that provide exposure to such assets, including ETFs, and approximately 30-50% of its net assets in stocks and investments that provide exposure to such assets, including ETFs, whereas the Acquiring Fund normally invests at least 50% of its net assets in stocks and at least 30% in bonds, cash and money market instruments.  The difference in allocations between bonds and stocks results in different risk profiles for the Funds, with the Acquiring Fund having relatively greater exposure to the risks of investments in stocks than the Target Fund, and the Target Fund having relatively greater exposure to the risks of investments in bonds.  In addition, when selecting stocks, the Target Fund emphasizes the potential for current income over capital appreciation, while the Acquiring Fund does not have a stated emphasis on either current income or capital appreciation.  Finally, the Target Fund’s principal investment strategy broadly includes investments in ETFs while the Acquiring Fund’s principal investment strategy may use ETFs to gain exposure to high yield securities.  The Acquiring Fund will continue to pursue its current investment objective and investment strategy after the Reorganization.
FIMCO and Muzinich have reviewed the Funds’ current portfolio holdings and determined that the Target Fund’s holdings generally are compatible with the Acquiring Fund’s investment objective and policies.  As a result, FIMCO believes that all, or substantially all, of the Target Fund’s assets could be transferred to and held by the Acquiring Fund and FIMCO does not anticipate selling any significant portion of the assets of the Target Fund in connection with the Reorganization.  However, this expectation could change under certain circumstances, including, for example, in response to significant market events.
Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:
Balanced Income Fund	Total Return Fund
Investment Objective
The Fund seeks income as its primary objective and has a secondary objective of capital appreciation.	The Fund seeks high, long-term total investment return consistent with moderate investment risk.
The Fund’s investment objective is non-fundamental, which means that the Board of Trustees may change the investment objective of the Fund without shareholder approval. The Board may take such action upon the recommendation of the Funds’ investment adviser when the adviser believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.
Same.
Principal Investment Strategies
The Fund allocates its assets among bonds, stocks and money market instruments. While the percentage of assets allocated to each asset class is flexible rather than fixed, under normal market conditions, the Fund invests approximately 50-70% of its net assets in bonds, money

The Fund allocates its assets among stocks, bonds and money market instruments.  While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 30% in bonds, cash and

Balanced Income Fund	Total Return Fund
market instruments and cash and investments that provide exposure to such assets, including ETFs, and approximately 30-50% of its net assets in stocks and investments that provide exposure to such assets, including ETFs.	money market instruments. The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Fund’s portfolio managers.

In connection with the determination of the Fund’s allocation ranges, the Adviser considers various factors, including existing and projected market conditions for equity and fixed income securities. Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell. The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Adviser. Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.
In connection with the determination of the Fund’s allocation ranges, the Adviser considers various factors, including existing and projected market conditions for equity and fixed income securities.  Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell.  The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Adviser. Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.

The Fund’s investments in bonds will be comprised primarily of investment-grade corporate bonds. The Fund defines investment-grade corporate bonds as those that are rated within the four highest ratings categories by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”) or that are unrated but determined by the Adviser to be of equivalent quality. The Adviser will also invest in other types of bonds and other debt securities, including U.S. Government securities, U.S. Government-sponsored enterprise securities, which may not be backed by the full faith and credit of the U.S. Government, and mortgage-backed securities. The Adviser selects bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics.	The Adviser selects individual investments in bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics. The Adviser will typically diversify its bond holdings among different types of bonds and other debt securities, including corporate bonds, U.S. Government securities, U.S. Government-sponsored enterprise securities, which may not be backed by the full faith and credit of the U.S. Government, and mortgage-backed and other asset-backed securities.

To a lesser extent the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  The Adviser has retained Muzinich as a subadviser to manage this portion of the Fund.  High yield bonds include both bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by Muzinich to be of equivalent quality.  The Fund may also be exposed to high yield securities through the Adviser’s investments in ETFs.

To a lesser extent the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  The Adviser has retained Muzinich  as a subadviser to manage this portion of the Fund.  High yield bonds include both bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s Ratings Services as well as unrated bonds that are determined by Muzinich to be of equivalent quality.  The Fund may also be exposed to high yield securities through the Adviser’s investments in ETFs.

High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required	High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required

Balanced Income Fund	Total Return Fund
interest or principal payments). High yield securities may be backed by receivables or other assets. Muzinich attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole. Although Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations. It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.	interest or principal payments). High yield securities may be backed by receivables or other assets. Muzinich attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole. Although Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations. It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.

The Fund may invest in bonds of any maturity or duration. The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.	The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

The Fund’s investment in stocks are normally diversified among common stocks of large-, mid-, and small-size companies that offer the potential for current income or capital appreciation with an emphasis on companies that offer the potential for current income. In selecting stocks, the Adviser considers, among other things, an issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.	The Adviser selects investments in common stocks based on their potential for capital growth, current income or both. The Adviser considers, among other things, the issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends. The Adviser will normally diversify the Fund’s stock holdings among stocks of large-, mid- and small-size companies.

The Adviser may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.	The Adviser may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.

Information on the Fund’s holdings can be found in the most recent annual report and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

Balanced Income Fund	Total Return Fund
Temporary Defensive Strategy
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Same.
Investment Adviser
Foresters Investment Management Company, Inc.	Same.
Investment Subadviser
Muzinich & Co, Inc.	Same.
Portfolio Managers
The Fund assets managed by FIMCO are managed primarily by Rajeev Sharma, Director of Fixed Income, and Sean Reidy, interim Co-Director of Equities.  Mr. Sharma has served as portfolio manager of the Fund since 2017 and Mr. Reidy has served as portfolio manager of the Fund since March 2018.

Messrs. Sharma and Reidy jointly decide what portion of the Fund’s assets should be allocated to stocks, bonds and cash.  Mr. Sharma is primarily responsible for managing the Fund’s investments in bonds and cash and Mr. Reidy is primarily responsible for managing the Fund’s investments in stocks.

Mr. Sharma joined FIMCO in 2009 and prior to joining FIMCO, Mr. Sharma was a Vice-President and Senior Corporate Credit Analyst at Lazard Asset Management, LLC (2005-2009) and Associate Director, Corporate Ratings at Standard & Poor’s Ratings Services (2002-2005).

Prior to joining FIMCO in 2010, Mr. Reidy was a proprietary trader at First New York Securities (2008-2010) and served as Co-Portfolio Manager and Research Director at Olstein Capital Management (1996-2007).

The portion of the Fund managed by Muzinich is managed primarily by Clinton Comeaux and Bryan Petermann, Portfolio Managers of the Fund since 2018. Mr. Petermann joined Muzinich in 2010 and prior
Same.

Balanced Income Fund	Total Return Fund
thereto served as Managing Director, Head of High Yield, at Pinebridge Investments (f/k/a AIG Investments), for the last 5 years of his tenure (2000-2010). Mr. Comeaux joined Muzinich in 2006.

Comparison of Principal Risks
The principal risks of investing in the Target Fund and Acquiring Fund are discussed below.  The Funds are subject to most of the same principal risks, but the Acquiring Fund has relatively greater exposure to the risks of investments in stocks than the Target Fund, and the Target Fund has relatively greater exposure to the risks of investments in bonds.  The Target Fund also is subject to Dividend Risk, which the Acquiring Fund is not.  You can lose money by investing in the Funds. Any investment carries with it some level of risk. There is no guarantee that a Fund will meet its investment objective.  An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Here are the principal risks of investing in the Funds:
Allocation Risk
The allocation of the Fund’s investments may have a significant effect on its performance.  The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.

Credit Risk
This is the risk that an issuer of bonds and other debt securities will be unable or unwilling to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and other asset-backed securities, the credit quality of the underlying loans.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities.  The lowest rated category of investment grade debt securities may have speculative characteristics.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payments of principal and interest.

Credit risk also applies to securities issued or guaranteed by the U.S. Government and by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  The securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are not backed by the full faith and credit of the U.S. Government.  A security backed by the U.S. Government or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  The market prices for such securities are not guaranteed and will fluctuate.

Although the U.S. Treasury has supported Fannie Mae and Freddie Mac in the past, there is no guarantee it would do so again. Congress may alter the activities or operations of Fannie Mae and Freddie Mac which could negatively impact the credit risk associated with Fannie Mae and Freddie Mac securities.

Derivatives Risk	Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. There may be an imperfect correlation between the price of a derivative and the market value of the assets hedged. The use of derivatives for hedging purposes may limit any potential gain that might result from an increase in the value of the hedged position.  These investments may create leverage, increase the volatility of the Fund’s share price, magnify potential losses and expose the Fund to significant additional costs.  In connection with certain transactions that may give rise to future payment obligations, including investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  Moreover, derivatives may be difficult or impossible to sell, unwind, or value in the absence of a secondary trading market.

Dividend Risk (Target Fund only)
At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.  Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.

Exchange-Traded Funds Risk
The risks of investing in securities of ETFs typically reflect the risks of the types of instruments in which the underlying ETF invests. Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their net asset value (“NAV”).  In addition, ETFs are investment companies, and the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.

High Yield Securities Risk
High yield bonds and other types of high yield securities have greater credit risk than higher quality securities because the companies that issue them may not be as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  Lower quality securities generally tend to be more sensitive to these changes than higher quality securities.  During times of economic stress, issuers of high yield securities may be unable to access the credit markets to refinance their bonds or meet other credit obligations.  Investments in high yield securities may be volatile.

Interest Rate Risk
The market values of bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.  Duration is a measure of a debt security’s sensitivity to changes in interest rates. For every 1% change in interest rates, a debt security’s price generally changes approximately 1% in the opposite direction for every year of duration.  For example, if a portfolio of debt securities has an average weighted duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 3% if interest rates fall by 1%.  The yields received by the Fund on its investments will generally decline as interest rates decline.

Market Risk
Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

Similarly, bond prices fluctuate in value with changes in interest rates, the economy and the financial conditions of companies that issue them.  In general, bonds decline in value when interest rates rise.  While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

There is also the possibility that the value of the Fund’s investments in high yield securities will decline due to drops in the overall high yield bond market.  Changes in the economic climate, investor perceptions and stock market volatility can cause the prices of the Fund’s fixed-income and high yield investments to decline regardless of the conditions of the issuers held by the Fund.

The ability of broker-dealers to make a market in debt securities has decreased in recent years, in part as a result of structural changes, including fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements.  Further, many broker-dealers have reduced their inventory of certain debt securities.  This could negatively affect the Fund’s ability to buy or sell debt securities, and increase their volatility and trading costs.

Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.  The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.

Mid-Size and Small-Size Company Risk
The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell mid-to- small-size company stocks at reasonable prices.

Prepayment and Extension Risk
The Fund is subject to prepayment and extension risk since it invests in mortgage-backed and other asset-backed securities.  When interest rates decline, borrowers tend to refinance their loans and the loans that back these securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  When interest rates rise, borrowers tend to repay their loans less quickly which will generally increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.  The impact of prepayments and extensions on the price of mortgage-backed and other asset-backed securities may be difficult to predict and may increase their price volatility.

Security Selection Risk
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Comparison of Investment Policies
The fundamental investment policies for the Funds are virtually identical.  In addition, the Acquiring Fund has adopted two non-fundamental investment policies that the Target Fund has not.  Each Fund’s investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies.  Fundamental investment policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (“1940 Act”).  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Non-fundamental policies may be changed by the Board of Trustees of the relevant Trust without shareholder approval.  Except with respect to borrowing, or as otherwise expressly provided, changes in values of a Fund’s assets will not cause a violation of the Fund’s investment policies.

Investment Policy	Target Fund	Acquiring Fund
Fundamental Investment Policies
Borrowing	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Senior Securities	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Loans	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Diversification
The Fund may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issue.
Same.

Industry Concentration
The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Same, except that the Fund’s policy states that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
Same.
Commodities
The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Same.
Underwriting
The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.
Same.

Non-Fundamental Investment Policies
Credit-Linked Securities	None.	The Fund may invest in credit-linked securities, provided that no more than 10% of the Fund’s net assets are invested in credit-linked securities.
Derivatives	None.
The Fund will not invest more than 20% of its net assets in derivatives in the aggregate. For purposes of calculating this 20% limitation, the Fund will use the market value of a derivative instrument.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets, at the time of borrowing, from banks and other institutions for any purpose (a fund’s total assets include the amounts being borrowed.).  To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets.  Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets).  In the event that such asset coverage falls below this percentage, the fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%.  The policy on senior securities above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to making loans set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently limit fund loans of securities by prohibiting funds from lending securities with an aggregate value of more than one-third of a fund’s total assets.
Comparative Performance Information
The following bar charts and tables provide some indication of the risks of investing in the Target Fund and the Acquiring Fund.

The bar chart below shows changes in the Target Fund’s performance from year to year for Class A shares.  The table shows how the Target Fund’s average annual returns for the 1-year and Life of Class periods compare to those of a broad measure of market performance. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund will perform in the future. Prior to January 31, 2018, Muzinich did not serve as a subadviser to the Target Fund. Updated performance information is available by visiting www.foresters.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Target Fund – Total Annual Returns For Calendar Year Ended December 31 (Class A)

Highest Quarterly Return (% and quarter end date)	Lowest Quarterly Return (% and quarter end date)
3.27% (December 31, 2017)	(0.48)% (December 31, 2016)
The calendar year-to-date total return as of June 30, 2018 was -3.21%.

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	Life of Class*
Class A Shares
(Return Before Taxes)	4.59%	5.61%
(Return After Taxes on Distributions)	3.64%	4.89%
(Return After Taxes on Distributions and Sale of Fund Shares)	2.97%	3.87%
Advisor Class Shares (Return Before Taxes)	9.47%	7.95%
Institutional Class Shares (Return Before Taxes)	9.41%	8.02%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	18.33%
BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for fees, expenses or taxes)	3.63%	2.50%

* The average annual total returns shown are for the period since the Fund’s commencement on October 1, 2015.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The bar chart below shows changes in the Acquiring Fund’s performance from year to year for Class A shares.  The table shows how the Acquiring Fund’s average annual returns for the 1, 5 and 10 years compare to those of a broad measure of market performance. The Acquiring Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future. Prior to January 31, 2018, Muzinich did not serve as a subadviser to the Acquiring Fund. Updated performance information is available by visiting www.foresters.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Acquiring Fund – Total Annual Returns For Calendar Year Ended December 31 (Class A)

Highest Quarterly Return (% and quarter end date)	Lowest Quarterly Return (% and quarter end date)
11.16% (June 30, 2009)	(11.40)% (December 31, 2008)
The calendar year-to-date total return as of June 30, 2018 was -2.50%.

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years	Life of Class (If less than 5 yrs)*
Class A Shares				--
(Return Before Taxes)	5.26%	6.84%	5.72%	--
(Return After Taxes on Distributions)	4.22%	5.72%	4.84%	--
(Return After Taxes on Distributions and Sale of Fund Shares)	3.45%	4.98%	4.28%	--
Advisor Class Shares (Return Before Taxes)	12.06%	--	--	7.42%
Institutional Class Shares (Return Before Taxes)	12.09%	--	--	7.50%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	14.24%
BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for fees, expenses or taxes)	3.63%	2.13%	4.06%	2.27%

* The average annual total returns shown for Advisor and Institutional Class shares are for the period since their commencement on April 1, 2013.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Acquiring Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Capitalization
The following table shows the capitalization of the Target Fund and the Acquiring Fund as of May 31, 2018 and of the Acquiring Fund on a pro forma combined basis as of that date, after giving effect to the Reorganization.  The table is for informational purposes only.  The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Funds.
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund – Class A	$53,115,552	$10.78	4,929,325
Acquiring Fund – Class A	$845,582,319	$19.77	42,774,523
Adjustments (a)	($85,859)	----	(2,246,771)
Pro forma Acquiring Fund – Class A (After Reorganization)	$898,612,012	$19.77	45,457,077

Target Fund – Advisor Class	$49,944	$10.83	4,613
Acquiring Fund – Advisor Class	$983,254	$19.88	49,449
Adjustments (a)	($81)	----	(2,105)
Pro forma Acquiring Fund – Advisor Class (After Reorganization)	$1,033,117	$19.88	51,957

Target Fund – Institutional Class	$118,912	$10.83	10,983
Acquiring Fund – Institutional Class	$33,532,134	$19.95	1,680,421
Adjustments (a)	($192)	----	(5,034)
Pro forma Acquiring Fund – Institutional Class (After Reorganization)	$33,650,854	$19.95	1,686,370

Target Fund – All Classes	$53,284,408	----	4,944,921
Acquiring Fund – All Classes	$880,097,707	----	44,504,393
Adjustments (a)	($86,132)	----	(2,253,910)
Pro forma Acquiring Fund –All Classes (After Reorganization)	$933,295,983	----	47,195,404

(a) Adjustments to reflect the exchange of shares outstanding from the Target Fund to the Acquiring Fund and the costs of the Reorganization to be allocated to the Target Fund.
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
Agreement and Plan of Reorganization and Termination

The terms and conditions under which the Reorganization will be consummated are set forth in the Reorganization Plan.  The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, the form of which (as adopted by the Board) is attached to this Proxy Statement as Appendix A.
The Reorganization Plan provides that, pursuant to the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund as of the close of business on the Closing Date.  In exchange for that transfer of assets, the Acquiring Fund will simultaneously (1) issue the number of full and fractional Class A, Advisor Class and

Institutional Class shares of the Acquiring Fund equal in aggregate value to the Target Fund’s aggregate NAV (i.e., the value of the transferred assets less the amount of the Target Fund’s liabilities) attributable to the Class A, Advisor Class and Institutional Class shares of the Target Fund, respectively, as of the close of business on the Closing Date and (2) assume all of the liabilities of the Target Fund.  Immediately thereafter, the Target Fund will distribute the Class A, Advisor Class and Institutional Class shares of the Acquiring Fund it receives to the Target Fund’s shareholders of record as of the close of business on the Closing Date, by the Acquiring Trust’s transfer agent opening accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring to each such shareholder’s account the respective pro rata number of full and fractional Class A, Advisor Class and Institutional Class shares of the Acquiring Fund due that shareholder.  Simultaneously, all issued and outstanding Class A, Advisor Class and Institutional Class shares of the Target Fund will be canceled on the Target Fund’s shareholder records, in complete liquidation (for federal tax purposes) of the Target Fund.
As a result, immediately after the Reorganization, each such shareholder of the Target Fund’s Class A, Advisor Class and Institutional Class shares will own Class A, Advisor Class and Institutional Class shares, as applicable, of the Acquiring Fund having an aggregate value equal to the aggregate value of his or her Target Fund shares held immediately prior to the Reorganization.  No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareholders of the Target Fund pursuant to the Reorganization.  Acquiring Fund shares will be held in book entry form only; paper certificates will not be issued.  After such distribution, the Target Trust will take all necessary steps to effect a complete dissolution of the Target Fund (which will be treated as a complete liquidation thereof for federal tax purposes, within the meaning of applicable regulations).
Until the Closing Date, shareholders of the Target Fund will continue to be able to redeem their Target Fund shares at the NAV per share next determined after receipt by the transfer agent of a redemption request in proper form.  Redemption requests received by the transfer agent after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.  Target Fund shareholders will be free to redeem the Class A, Advisor Class and Institutional Class shares of the Acquiring Fund that they receive in the Reorganization at their then-current NAV.  Shareholders of the Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their Target Fund shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.
The Reorganization Plan may be terminated, and the Reorganization may be abandoned or postponed, by the Trusts at any time before the Closing Date, in the event of a breach, the failure of a condition to be met, or for other reasons specified in the Reorganization Plan. The completion of the Reorganization is subject to a number of conditions, including the receipt of a legal opinion from counsel to the Trusts with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization” below).  In addition, the Reorganization Plan requires that the Target Fund will have distributed to its shareholders by the Closing Date substantially all of its taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for all federal income tax periods through the Closing Date so that the Target Fund will have no federal income or excise tax liability at the time of the Reorganization.  If the Target Fund must make such a distribution to its shareholders, it will be taxable to shareholders unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.  Assuming satisfaction of the conditions in the Reorganization Plan, the Closing Date of the Reorganization is expected to be on or about September 21, 2018, or another date agreed to by the Trusts.
The costs of the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Proxy Statement, the printing and distribution of the Proxy Statement, proxy solicitation costs, and legal and accounting fees and disbursements in connection with the Reorganization, will be borne by the Target Fund.
Description of Acquiring Fund Shares
In accordance with the procedures provided for in the Reorganization Plan, each shareholder of the Target Fund will receive the same class of shares of the Acquiring Fund with the same aggregate value as the shares he, she, or it holds in the Target Fund immediately prior to the Reorganization, as set forth below:

Target Fund		Acquiring Fund
Class A shares	à	Class A shares
Advisor Class shares	à	Advisor Class shares
Institutional Class shares	à	Institutional Class shares

Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization Plan will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction, except that shares may only be transferred to a Fund account which has a U.S. address and whose owner meets all the other requirements to establish an account, including the eligibility to own the particular class of shares being transferred.  Shares of the Acquiring Fund will have no preemptive or conversion rights.  Shares will be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix B to this Proxy Statement.
Board Considerations
The Board met on April 18-19, 2018 to consider the Reorganization. Based upon the recommendation of FIMCO, the Board’s evaluation of the relevant information prepared by FIMCO and presented to the Board in advance of the meeting, as well as information available in public filings with the SEC, and in light of its fiduciary duties, the Board, including all of the trustees who are not “interested persons” of the Target Trust under the 1940 Act, unanimously determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In approving the Reorganization, the Board considered that FIMCO had considered alternatives to the Reorganization.  The Board considered the terms of the Reorganization Plan and determined that the Reorganization would provide Target Fund shareholders with the options of (1) continuing to pursue their investment goals through a Fund that also allocates its assets among bonds, stocks and money market instruments and is managed by the same investment adviser and subadviser or (2) for any shareholders who did not wish to participate in the Reorganization, redeeming their investment in the Target Fund or exchanging their Target Fund shares for shares of another fund in the First Investors Family of Funds, which might have tax consequences for them.  The Board considered that liquidating and terminating the Target Fund would provide Target Fund shareholders with no such choice and might have adverse tax consequences for them.  The Board further considered that Target Fund shareholders were free to redeem their shares at any time before or after the Reorganization.

In approving the Reorganization, the Board considered various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive.  The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Terms and Conditions of the Reorganization Plan.  The Board considered the terms of the Reorganization Plan, and, in particular, that the transfer of the assets of the Target Fund would be in exchange for classes of shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund.  The Board also considered the fact that no sales loads, commissions or other transactional fees would be imposed on shareholders in connection with the Reorganization.  In addition, the Board considered that pursuant to the Reorganization Plan, each of the Target Fund’s shareholders would receive the aggregate value of shares of the corresponding class of the Acquiring Fund that the shareholder holds of the Target Fund immediately prior to the Reorganization. As a result, the Board considered that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization.

Investment Objectives, Policies and Limitations; Continuity of Portfolio Management. The Board considered that the Funds both allocate their assets among bonds, stocks and money market instruments, but that they have different investment objectives and different allocations among these asset classes.  The Target Fund seeks income as its primary objective and has a secondary objective of capital appreciation, whereas the Acquiring Fund seeks high, long-term total investment return consistent with moderate investment risk.  Because the Target Fund seeks income as its primary investment objective an investment in the Target Fund may involve less risk than the Acquiring Fund which seeks high, long-term total investment return.  The Board considered that the difference in allocations between bonds and stocks resulted in different risk profiles for the Funds, with the Acquiring Fund having relatively greater exposure to the risks of investments in stocks than the Target Fund, and the Target Fund having relatively greater exposure to the risks of investments in bonds.  In addition, the Board considered that the Target Fund also is subject to dividend risk, which the Acquiring Fund is not. The Board also considered that in selecting stocks, the Target Fund emphasizes the potential for current income over capital appreciation, while the Acquiring Fund does not have a stated emphasis on either current income or capital appreciation.  The Board considered that the Target Fund’s principal investment strategy broadly includes investments in ETFs while the Acquiring Fund’s principal investment strategy may use ETFs to gain exposure to high yield securities.  The Board considered that the Funds’ fundamental investment restrictions are virtually identical.
The Board considered that, after the Reorganization, the Acquiring Fund would continue to pursue its current investment objective and investment strategy.  The Board considered that FIMCO acts as adviser to each Fund and Muzinich acts as subadviser to the portion of the assets of each Fund invested in high-yield bonds, and that both FIMCO and Muzinich would continue to act as adviser and subadviser, respectively, to the Acquiring Fund after the Reorganization.  The Board further considered that the current portfolio managers at FIMCO and Muzinich that manage the assets of each Fund would continue in their respective roles at the Acquiring Fund after the Reorganization.

Comparison of Fund Performance. The Board considered that the Target Fund had been launched in October 2015 and that the Class A, Advisor Class and Institutional Class shares of the Target Fund underperformed the corresponding classes of shares of the Acquiring Fund for the year ended December 31, 2017.

Net Assets and Portfolio Composition.  The Board considered that the Target Fund would be reorganized into a much larger fund since, as of March 31, 2018, the net assets of the Target Fund were $53,598,233 while the net assets of the Acquiring Fund were $894,021,223.  The Board also considered FIMCO’s representation that the Target Fund’s current portfolio investments generally are compatible with the corresponding Acquiring Fund’s investment objectives and strategies. As a result, FIMCO believed that all, or substantially all, of the Target Fund’s assets could be transferred to and held by the Acquiring Fund and FIMCO did not anticipate selling assets of the Target Fund in connection with the Reorganization.

Relative Expense Ratios and Waiver Agreement. The Board considered information regarding comparative expense ratios.  The Board considered that the contractual advisory fee rates for the Target Fund are lower than those of the Acquiring Fund at the same asset levels but that because of the size of the Acquiring Fund, the Acquiring Fund has a lower effective advisory fee rate.  The Board considered that as of December 31, 2017, the effective advisory fee rate for the Acquiring Fund was 0.69% per annum, whereas as of the same date, the effective advisory fee rate for the Target Fund was 0.70% per annum.  The Board considered that FIMCO had agreed to waive its advisory fees to the extent necessary so that the effective advisory fee rate for the Acquiring Fund does not exceed 0.69% for one year after the Closing Date of the Reorganization.

The Board considered the fact that FIMCO and the transfer agent have contractually agreed to waive the investment advisory fee and/or reimburse certain expenses of the Target Fund to the extent that annual fund operating expenses of shares of the Target Fund exceed a percentage of that class’ average daily net assets through January 31, 2019 as follows:

Contractual Expense Limitations for Target Fund
Class A	Advisor Class	Institutional Class
1.15%	0.82%	0.69%

The Board considered that under the Target Fund’s expense limitation agreement: (1) the expense limitation excludes interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses; (2) the contractual fee waiver can be changed only with the approval of a majority of the Board of Trustees; and (3) FIMCO and the transfer agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the FIMCO or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  The Board considered that the Acquiring Fund is not subject to a contractual expense limitation agreement.

The Board considered that the gross annual fund operating expense ratios of each class of the Acquiring Fund is lower than the gross annual fund operating expense ratio of each corresponding class of the Target Fund, before taking into account the fee waivers and/or expense reimbursements in place for the Target Fund.  The Board considered that after taking into account the expense cap limitations in place for the Target Fund, the net annual fund operating expense ratios of the Target Fund’s Class A and Institutional Class shares are lower than the total annual fund operating expense ratios of the Acquiring Fund’s Class A and Institutional Class shares, respectively, but that the net annual fund operating expense ratio for the Target Fund’s Advisor Class shares is higher than the total annual fund operating expense ratio of the Acquiring Fund’s Advisor Class shares. The Board considered that if FIMCO does not choose to extend the term of the expense limitation agreement beyond January 31, 2019, the gross and net annual fund operating expense ratios of each class of shares of the Target Fund will be higher than the total annual fund operating expense ratios of the corresponding classes of the Acquiring Fund.

Economies of Scale.  The Board considered that the Reorganization of the Target Fund into the Acquiring Fund may provide Target Fund shareholders the opportunity to benefit from the economies of scale typically available in a much larger fund and may contribute to lowering annual fund operating expenses of the Acquiring Fund over time.

Benefits to FIMCO. The Board considered that FIMCO and its affiliates could benefit from a streamlined fund line-up as the Reorganization would reduce the number of allocation funds (i.e., funds that allocate their assets among various asset classes) in the First Investors Family of Funds.  The Board also considered that reducing the number of allocation funds may allow FIMCO to concentrate its management resources on the Acquiring Fund.  In addition, the Board considered that the Reorganization would eliminate the costs of running the Target Fund, including the fee waivers and/or expense reimbursements provided by FIMCO to the Target Fund, though FIMCO would lose the ability to recoup previously waived fees and/or expense reimbursements in the Target Fund after the Reorganization.

Tax Consequences.  The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences for the Target Fund and its shareholders.

Expenses Relating to the Reorganization. The Board considered that the costs of the Reorganization, including the costs associated with the preparation of the Reorganization Plan and Proxy Statement, the printing and distribution of the Proxy Statement, proxy solicitation costs, and legal and accounting fees and disbursements in connection with the Reorganization, will be borne by the Target Fund.
Other Alternatives.  The Board considered FIMCO’s representation that the only likely alternative to the Reorganization that FIMCO would recommend would be liquidation of the Target Fund.  After considering the potential consequences of a liquidation, the Board agreed with FIMCO’s assessment that liquidation of the Target Fund, was less desirable than the Reorganization.
Federal Income Tax Consequences of the Reorganization
The Target Fund has qualified for treatment as a “regulated investment company” under Part I of Subchapter M (“Subchapter M”) of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), for each taxable year since its inception. Accordingly, the Target Trust believes the Target Fund has been, and expects the Target Fund to continue through the Closing Date to be, relieved of any federal income tax liability on its taxable income and net realized gains it distributes to its shareholders to the extent provided for in Subchapter M.  The Acquiring Fund also has qualified for treatment as a RIC for each taxable year since its inception.
The Reorganization is intended to qualify for federal tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code.  As a condition to the closing of the Reorganization, the Trusts will receive an opinion of their counsel substantially to the effect that -- based on the facts and certain assumptions stated therein and conditioned on the representations set forth in the Reorganization Plan (that is, the conditions precedent set forth in the Reorganization Plan, which pursuant to the Reorganization Plan such counsel may treat as representations and warranties the Trusts made to it) being true and complete at the time of the closing of the Reorganization and the Reorganization’s being consummated in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) -- the Reorganization will qualify as such a reorganization, each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and, accordingly, with respect to each Fund and its shareholders, for federal income tax purposes:
●
The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Target Fund’s liabilities or on the subsequent distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund shares;

●	A shareholder will recognize no gain or loss on the exchange of all its Target Fund shares solely for Acquiring Fund shares pursuant to the Reorganization;
●
A shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds the latter as capital assets at the time of the closing of the Reorganization;

●	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for Acquiring Fund shares and its assumption of the Target Fund’s liabilities; and
●
The Acquiring Fund’s basis in each transferred asset will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder of the Target Fund with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund the shareholder receives.
Tracking Your Basis and Holding Period.  After the Reorganization, you will be responsible for tracking the adjusted tax basis in and holding period of your Acquiring Fund shares, as you were with respect to your Target Fund shares, for federal income tax purposes.  Any basis determination method you elected with respect to Target Fund shares you acquired after December 31, 2011 – other than the average basis method, which is each Fund’s default method – will be used by the Acquiring Fund after the Reorganization for the Acquiring Fund shares exchanged for those Target Fund shares in the Reorganization (“Covered Exchange Shares”).  If you want to use any IRS-accepted method for basis determination, other than the average basis method, with respect to any Acquiring Fund shares you acquire after the Reorganization (collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing.  Any basis determination method for Covered Shares may not be changed with respect to a redemption (including a redemption that is part of an exchange) thereof after the settlement date of the redemption.
The Acquiring Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares.  As a result, the Acquiring Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, the basis information therefor and whether they had a short-

term (one year or less) or long-term (more than one year) holding period.  Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.
Shareholder Rights
The Trusts are organized as Delaware statutory trusts and are registered with the SEC as open-end management investment companies.  Each Fund is a separate series of its respective Trust.  Each Trust’s Amended and Restated Trust Instrument (“Trust Instrument”) authorizes its Board to issue shares in different series and classes. In addition, each Trust Instrument authorizes its Board to name the rights and preferences of the shareholders of each series and class.  Each Trust may issue an unlimited number of authorized shares of beneficial interest.  Each Trust Instrument provides that its Board may, without shareholder approval, reorganize any series of the Trust into another business entity, including another series of the Trust, so long as such business entity is an investment company registered under the 1940 Act, and the series receives adequate consideration as determined by the Board.
Each Fund’s operations are governed by the Trust Instrument and By-laws adopted by the Board of Trustees of the applicable Trust and applicable Delaware law.  The operations of each Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.  The chart below describes some of your rights as either a Target Fund or Acquiring Fund shareholder.
Category	Target Fund and Acquiring Fund
Par Value	Each share has no par value.
Preemptive Rights	None.
Preference	None.
Appraisal Rights	None.
Conversion Rights	None.
Exchange Rights (not including the right to exchange among funds in the First Investors Family of Funds)	None.
Shareholder Rights
Shares shall be deemed to be personal property giving shareholders only the rights provided in the Trust Instrument.  Every shareholder, by virtue of having acquired a share, shall be held expressly to have assented to and agreed to be bound by the terms of the Trust Instrument and to have become a party thereto.  The death, incapacity, dissolution, termination, or bankruptcy of a shareholder during the existence of the Trust shall not operate to terminate the Trust, any series or class, nor entitle the representative of any such shareholder to an accounting or to take any action in court or elsewhere against the Trust, any series or class or the Trustees, but entitles such representative only to the rights of such shareholder under this Trust Instrument.  Ownership of shares shall not entitle the shareholder to any title in or to the whole or any part of the assets of the related series or right to call for a participation or division of the same or for an accounting, nor shall the ownership of shares constitute the shareholders as partners.

Personal Liability of Shareholders
No shareholder shall be personally liable for the liabilities incurred by, contracted for or otherwise existing with respect to the Trust or any series or class thereof.  None of the Trust, series or the Trustees, nor any officer, employee, or agent of any of the foregoing shall have any power to bind any shareholder personally or to demand payment from any shareholder for anything, other than as agreed by the shareholder.  Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

Annual Meetings	No annual meetings unless required by law.
Right to Call Meeting of Shareholders	Special meetings of the shareholders of any series or class shall be called by the Secretary upon the written request of shareholders owning at least ten percent (10%) of the outstanding shares of such series or class entitled to vote, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted upon and (2) the shareholders requesting such meeting shall have paid the reasonably estimated cost of preparing and mailing the notice of the meeting.
Notice of Meetings
The Secretary shall call a meeting of shareholders by giving written notice of the place, date, time and general nature of the business to be transacted at that meeting at least fifteen (15) days before the date of such meeting. Notice of any meeting of shareholders shall be (1) given either by hand delivery, telephone, overnight courier, facsimile, telex, telecopier, electronic mail or other electronic means or by mail, postage prepaid, and (2) addressed to the shareholder at the address of that shareholder appearing on the books of the Trust or its transfer agent or given by the shareholder to the Trust for the purpose of notice.

Record Date for Meetings	The Trustees may fix in advance a date not more than 120 days before the meeting.
Election of Trustees	Requires a plurality of the outstanding shares.
Adjournment of Meetings	A shareholders’ meeting may be adjourned one or more times for any reason, including the failure of a quorum to attend the meeting. A quorum is not required for adjournments.
Removal of Trustees by Shareholders	Any Trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
Service Providers
Adviser
Foresters Investment Management Company, Inc. (“FIMCO”) is the investment adviser to each Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  FIMCO is a wholly owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”), and its address is 40 Wall Street, New York, NY 10005.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). As of April 30, 2018, FIMCO served as investment adviser to 51 mutual funds or series of funds with total net assets of approximately $13.0 billion as of December 31, 2017.  FFHC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services and insurance.  FFHC is a subsidiary of The Independent Order of Foresters (“IOF”).  IOF owns all of the voting common stock of FFHC, the parent company of FIMCO, Foresters Financial Services, Inc. and Foresters Investor Services, Inc. and therefore, IOF controls each of these FFHC-affiliated companies.  IOF is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 179.

Pursuant to an Investment Advisory Agreement (“Advisory Agreement”), FIMCO is responsible for supervising and managing each Fund’s investments, determining each Fund’s portfolio transactions and supervising all aspects of each Fund’s operations, subject to review by the Board.  The Advisory Agreement also provides that FIMCO will provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds.

Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth below.  Each Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter (as defined below) under the terms of its Advisory or Underwriting Agreements.  Fund expenses include, but are not limited to: the advisory fee; Rule 12b-1 fees; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.  The Advisory Agreement provides that FIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

FIMCO has an Investment Committee composed of the President of FIMCO, the Chief Investment Officer of FIMCO, and FIMCO’s Director of Research and Strategy.  The Investment Committee meets periodically with the portfolio managers of the First Investors Funds to review the performance of each of the Funds, the investment strategies that are being used to manage the Funds and recent additions to and deletions from the portfolios of the Funds.

On behalf of the Funds, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the Commodity Futures Trading Commission (“CFTC”) under CFTC Regulation 4.5, and the Adviser has claimed the commodity trading adviser exemption under CFTC Regulations 4.14(a)(8) with respect to the Funds.

The Adviser’s annual fee is accrued daily by each Fund, based on the Fund’s net assets, and is allocated daily to each share class based on the net assets of that class of shares in relation to the net assets of the Fund as a whole. Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedules:

Average Daily Net Assets	Target Fund:	Annual Rate
Up to $300 million		0.70%
In excess of $300 million up to $500 million		0.65%
In excess of $500 million up to $1 billion		0.60%
In excess of $1.0 billion up to $2 billion		0.55%
In excess of $2.0 billion up to $3 billion		0.50%
Over $3 billion		0.45%

Average Daily Net Assets	Acquiring Fund:	Annual Rate
Up to $300 million		0.75%
In excess of $300 million up to $500 million		0.70%
In excess of $500 million up to $1 billion		0.65%
In excess of $1 billion up to $2 billion		0.60%
In excess of $2 billion up to $3 billion		0.55%
Over $3 billion		0.50%

For the fiscal year ended September 30, 2017, FIMCO received advisory fees (net of any applicable waiver) of 0.38% of average daily net assets for the Target Fund and 0.69% of average daily net assets for the Acquiring Fund.  During the fiscal year ended September 30, 2017, FIMCO waived advisory fees for the Target Fund in the amount of 0.32%.

The Adviser and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of Target Fund until January 31, 2019, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.15% for Class A, 0.82% for Advisor Class and 0.69% for Institutional Class shares.  The Adviser and the transfer agent can be reimbursed by the Target Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Target Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2019, only with the approval of the Target Fund’s Board of Trustees.

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is discussed in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” above. The Statements of Additional Information for the Target Trust and the Acquiring Trust, dated January 31, 2018, which are incorporated by reference into this Proxy Statement, provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in a Fund.

Descriptions of the factors considered by the Boards of Trustees in approving the Funds’ Advisory Agreements are available in the Funds’ Annual Report to shareholders for the fiscal year ended September 30, 2017.

Subadviser
Muzinich serves as the investment subadviser of a portion of the Target Fund and the Acquiring Fund pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Muzinich is located at 450 Park Avenue, New York, NY 10022. Muzinich is an institutional asset manager specializing in high yield bond portfolio and other credit-oriented strategies.  As of December 31, 2017, Muzinich managed approximately $36.5 billion in assets.

Under the Subadvisory Agreement, Muzinich is responsible for managing a portion of each Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Muzinich a subadvisory fee with respect to each (or a portion of each) Fund as set forth below. The Subadvisory Agreement provides that Muzinich will not be liable for any error or judgment or for any loss suffered by the Funds in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

For each Fund, the Adviser is responsible for paying the subadviser a fee, in accordance with a schedule that is described below, based on the amount of the Fund’s daily net assets that is managed by the subadviser.  Cash that a subadviser does not invest is generally invested by the Adviser.  The Adviser may determine, in its discretion, not to invest the cash balance it manages for any Fund depending on market and economic conditions.  For purposes of calculating the fee to be paid to each subadviser (described below), any daily cash balance that is invested by the Adviser is excluded from each of the Fund’s daily net assets.

The Adviser pays Muzinich an annual subadvisory fee on the assets delegated to it, paid monthly, according to the following schedule:

1.
The average daily net assets (if any) of the portion allocated to Muzinich of the First Investors Balanced Income Fund, First Investors Floating Rate Fund, First Investors Investment Grade Fund and First Investors Limited Duration Fund, each a series of the First Investors Income Funds, the First Investors Total Return Fund, a series of the First Investors Equity Funds, the First Investors Life Series Balanced Income Fund, First Investors Life Series Investment Grade Fund, First Investors Life Series Limited Duration Bond Fund and First Investors Life Series Total Return Fund, each a series of the First Investors Life Series Fund will be aggregated;

2.	A blended fee will then be computed on the sum as if all the Fund assets delegated to Muzinich described in paragraph 1 above were combined using the following schedule:

a.	0.30% on the first $250 million;

b.	0.275% in excess of $250 million up to $500 million;

c.	0.25% in excess of $500 million up to $1 billion;

d.	0.225% in excess of $1 billion up to and including $2 billion; and

e.	0.20% on the balance over $2 billion.

3.
The fee payable under this Agreement with respect to the Fund assets delegated to Muzinich as described above will then be computed by multiplying the blended fee by the ratio of the average daily net assets of the Fund assets delegated to Muzinich to the sum of the average daily net assets of the Fund assets delegated to Muzinich described above.

Descriptions of the factors considered by the Boards of Trustees in approving the Funds’ Subadvisory Agreements are available in the Funds’ Annual Report to shareholders for the fiscal year ended September 30, 2017.

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is discussed in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” above. The Statements of Additional Information for the Target Trust and the Acquiring Trust dated January 31, 2018, which are incorporated by reference into this Proxy Statement, provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in a Fund.

The Funds have received an exemptive order from the SEC, which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers that are not affiliated with the Funds or FIMCO without approval of the Funds’ shareholders but subject to the approval of the Funds’ Board of Trustees and certain other conditions.  FIMCO has ultimate responsibility, subject to oversight by the Funds’ Board of Trustees, and certain other conditions, to oversee the subadvisers and recommend their hiring, termination and replacement.  In the event that a subadviser is added or modified, the prospectus will be supplemented.

Principal Underwriter, Transfer Agent, and Custodian
The Funds are primarily sold to retail investors through their principal underwriter, Foresters Financial Services, Inc. (“Underwriter” or “FFS”), located at 40 Wall Street, New York, New York 10005, which is an affiliate of FIMCO, and both are subsidiaries of the same holding company.  FFS representatives receive compensation for selling the Funds. The Funds also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds. The underwriting agreement between each Fund and FFS requires FFS to use its best efforts to sell shares of the Funds. FFS may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with FFS during a particular period.  Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

Foresters Investor Services, Inc. (“FIS”), Raritan Plaza I, Edison, NJ 08837, an affiliate of FIMCO and FFS, acts as transfer agent for the Funds and as redemption agent for regular redemptions. FIS provides services to account holders that includes, but is not limited to, opening and closing non-retirement and retirement accounts, transacting purchases, redemptions and exchanges, issuing checks, issuing tax statements, issuing account statements and maintaining records for the Funds.  FIS receives fees from the Funds that are assessed primarily based upon the number and type of accounts that are maintained, or in the case of the Institutional Class shares via an asset based fee, in accordance with a fee schedule that is approved by the Board of the Funds.  In addition, the Funds reimburse FIS for its out-of-pocket costs including, but not limited to, the costs of postage, forms, envelopes, telephone lines and other similar items.  The Transfer Agent’s telephone number is 1 (800) 423-4026.
The Bank of New York Mellon Corp. (“BNY Mellon”), One Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.  BNY Mellon employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets.

Independent Registered Public Accounting Firm
The accounts of the Funds are audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108.  Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

Rule 12b-1 Distribution Plan
The Target Fund has adopted a plan pursuant to Rule 12b-1 for its Class A shares, and the Acquiring Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares (Class B shares are not involved in the Reorganization).  The plans allow each Fund to pay fees for the distribution related activities and the ongoing maintenance and servicing of shareholder accounts.  The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares.  No more than 0.25% of each Fund’s average daily net assets may be paid under the plans as service fees and no more than 0.75% of the Acquiring Fund’s average daily net assets may be paid under its Class B plan as distribution fees.  Because these fees are paid out of a Fund’s assets on an ongoing basis, the higher fees for Class A and Class B shares will increase the cost of your investment.  Rule 12b-1 fees may cost you more over time than paying other types of sales charges.  Advisor Class shares and Institutional Class shares do not pay Rule 12b-1 fees.  Class B shares are not offered by this Proxy Statement.
Payments to Financial Intermediaries
When you buy and/or hold Fund shares through a financial intermediary, that financial intermediary typically will receive compensation.  The source of that compensation may include a percentage of the sales load, if any, that you may pay as a shareholder, and/or a percentage of the Rule 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own.  FIMCO and its affiliates (at their own expense) may pay compensation to financial intermediaries for the promotion and sale of the Funds.  In addition, FIMCO and its affiliates and the Funds may pay compensation to financial intermediaries for shareholder-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds.  Compensation paid by FIMCO or its affiliates includes amounts from FIMCO’s or its affiliates’ own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from FIMCO or an affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating itself and its salespersons with respect to the Funds.  For example, compensation may be paid to make Fund shares available to customers of a platform or similar program sponsor or for services provided in connection with such platforms and programs.  Such compensation also may include reimbursements for expenses incurred in attending educational seminars regarding the Funds, including travel and lodging expenses.  Additionally, it may cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds, FIMCO or an affiliate, and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Funds over other potential investments.  The compensation also may cause a financial intermediary to elevate the prominence of the Funds within its organization by, for example, placing it on a list of preferred funds.  You may contact your financial intermediary for details about any such payments it receives from the Funds, FIMCO, or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

Additional Information
For additional information regarding your investment in the Acquiring Fund (and other funds in the First Investors Family of Funds), including: (1) purchase, exchange and redemption information; (2) valuation of Fund shares; (3) account and transaction policies; and (4) information regarding dividends, other distributions and taxes, please see Appendix B.

FINANCIAL HIGHLIGHTS
For the financial highlights tables of the Funds see “Financial Highlights” in Appendix D.  The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Target Fund and Acquiring Fund and the notes thereto included in those Funds’ Annual Report for the fiscal year ended September 30, 2017 and Semi-Annual Report for the six months ended March 31, 2018, which are incorporated by reference into the SAI, and are available upon request.
VOTING INFORMATION
The following information applies to the Reorganization of the Target Fund, for which you are entitled to vote.
Record Date and Voting Rights
Shareholders of the Target Fund at the close of business on July 10, 2018 (“Record Date”) will be entitled to be present and vote or provide voting instructions for the Target Fund at the Meeting with respect to their shares as of the Record Date.

Shareholders of record as of the Record Date will be entitled to one vote for each dollar of NAV (number of shares owned times NAV per share) of the Target Fund, and each fractional dollar amount will be entitled to a proportionate fractional vote. Regardless of the class of shares they own, shareholders of the Target Fund will vote as a single class on the Reorganization Plan.

The table below shows the number of outstanding shares of the Target Fund as of the Record Date that are entitled to vote at the Meeting.

Outstanding Shares	A Class	Advisor Class	Institutional Class
First Investors Balanced Income Fund	4,811,293.367	4,638.250	10,818.923
Outstanding Dollar Amounts	A Class	Advisor Class	Institutional Class
First Investors Balanced Income Fund	$52,154,420.38	$50,510.54	$117,818.07

A list of shareholders who owned of record five percent (5%) or more of the shares of a class of the Target Fund and the Acquiring Fund as of the Record Date is set forth in Appendix C to this Proxy Statement. As of January 4, 2018, the Trustees and Officers, as a group, owned less than 1% of Class A, Advisor Class or Institutional Class shares of the Target Fund and the Acquiring Fund.

Required Shareholder Vote

Approval of the Reorganization Plan will require the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act (“Investment Company Act Majority”) of the Target Fund entitled to vote on the Reorganization Plan. For this purpose, a vote of the holders of a "majority of the outstanding voting securities" of the Target Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of the Target Fund present at the Meeting if the holders of more than 50% of the outstanding Target Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of the Target Fund.

How to Vote
Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the Reorganization Plan.

As an alternative to voting the proxy card by mail, you may vote online via the internet, by automated touchtone, by phone with a proxy voting representative or in person.  To vote on the internet, please follow the instructions listed on the proxy card.  To vote by automated touchtone or by phone with a proxy voting representative, please call the toll-free number listed on the proxy card.  Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy.  If we have not received your voting instructions by August 24, 2018, AST Fund Solutions, LLC or we may contact you again for your vote.

Notice to Corporations and Partnerships:  Proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.

Proxies
The individuals named as proxies will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed.  If your proxy card is properly executed and you give no voting instructions, your shares will be voted “FOR” the Reorganization Plan.  The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

If you hold your Target Fund shares through an Individual Retirement Account, 403(b) account, 457(b) account or Coverdell Education Savings Account for which FFS serves as custodian, you must instruct FFS how to vote your shares. Target Fund shares held in these types of accounts on the Record Date for which no timely instructions are received will be voted in the same proportion as voted by all Target Fund shareholders. Please consult FFS for more information about its practices with respect to voting beneficial owners’ shares.  To the extent proprietary assets of FIMCO or its affiliates and accounts managed by FIMCO are invested in the Target Fund, those Target Fund shares will be voted in the same proportion as voted by the Target Fund’s other shareholders, depending on the account through which the shares are held. As of the Record Date, none of the Target Fund’s net assets were proprietary assets of FIMCO or its affiliates.

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the First Investors Family of Funds that is received by the Secretary at or prior to the Meeting; (2) forwarding to the Secretary of the First Investors Family of Funds a later-dated proxy card that is received by the Secretary at or prior to the Meeting; (3) attending the Meeting and voting in person; or (4) using any other means authorized by the Board for authorizing the proxy to act.
Quorum and Adjournments
The presence, in person or by proxy, of at least one-third of the outstanding shares of the Target Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Target Fund.  If a quorum is not established at the Meeting or if sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. The  proxies will vote those proxies that they are entitled to vote in favor of the Reorganization in favor of such an adjournment, and will vote those proxies required to be voted against the Reorganization against such adjournment.  Any adjournment or postponement will require the affirmative vote of a majority of the shares voted in person or by proxy at the session of the Meeting to be adjourned.

Effect of Abstentions and Broker “Non-Votes”
Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present but will not be voted “FOR” or “AGAINST” any adjournment.  Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.  Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve the Reorganization Plan.  Accordingly, abstentions and broker non-votes effectively will be a vote “AGAINST” the Reorganization Plan, since the required vote is an Investment Company Act Majority of the Target Fund.
Proxy Solicitation
In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trusts and employees of FIMCO and its affiliates, without additional compensation, may solicit proxies by telephone, fax, the internet or other permissible means.
The costs associated with the Proxy Statement, including preparation of the Reorganization Plan and Proxy Statement, printing, distribution and the proxy solicitation costs will be borne by the Target Fund.  Brokers, custodians, nominees and fiduciaries will be reimbursed for the reasonable out-of-pocket expenses incurred by them in forwarding solicitation material to the beneficial owners of shares held of record by such persons.  In addition, AST Fund Solutions, LLC has been engaged to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation, at an estimated cost of approximately $24,500.

Other Business
The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement.  If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Next Meeting of Shareholders
The Target Fund does not hold regular meetings of shareholders. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the First Investors Family of Funds, 40 Wall Street, New York, NY 10005.  Submission of a proposal does not necessarily mean that the proposal will be included.

“Householding”
It is the policy of the Target Fund to mail only one copy of this Proxy Statement to all shareholders who share a single address and share the same last name, unless the Target Fund has received instructions to the contrary. If you would like to obtain an additional copy of this Proxy Statement or a copy of the Target Fund’s most recent annual or semi-annual report to shareholders, free of charge, write to the Secretary of the First Investors Family of Funds, 40 Wall Street, New York, NY 10005.  If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Secretary as instructed above.

* * * * *

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [_______ __], 2018, between FIRST INVESTORS INCOME FUNDS, a Delaware statutory trust (“Income Funds”), on behalf of First Investors Balanced Income Fund, a segregated portfolio of assets (“series”) thereof (“Target”), and FIRST INVESTORS EQUITY FUNDS, also a Delaware statutory trust (“Equity Funds”), on behalf of its First Investors Total Return Fund series (“Acquiring Fund”).  (Each of Target and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Income Funds and Equity Funds is sometimes referred to herein as an “Investment Company.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, representations, warranties, and obligations (collectively, “Obligations”) of and by each Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.
The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)).  The reorganization will consist of (1) the transfer of all of Target’s assets to Acquiring Fund in exchange solely for shares of beneficial interest (“shares”) in Acquiring Fund and Acquiring Fund’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) Target’s termination as a series of Income Funds and dissolution under Delaware law (collectively, “Reorganization”), all on the terms and conditions set forth herein.
Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly adopted this Agreement, approved the transactions contemplated hereby, and authorized performance hereof on its Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Target’s issued and outstanding shares are divided into three classes of shares, designated Class A shares, Advisor Class shares, and Institutional Class shares (“Target Class A Shares,” “Target Advisor Class Shares,” and “Target Institutional Class Shares,” respectively, and collectively, “Target Shares”).  Acquiring Fund has three classes of issued and outstanding shares, also designated Class A shares, Advisor Class shares, and Institutional Class shares (“Acquiring Fund Class A Shares,” “Acquiring Fund Advisor Class Shares,” and “Acquiring Fund Institutional Class Shares,” respectively, and collectively, “Acquiring Fund Shares”).  (Acquiring Fund also has a fourth class of issued and outstanding shares, designated Class B shares, which will not be involved in the Reorganization and thus are not included in the term “Acquiring Fund Shares.”)  The rights and obligations of the Funds’ similarly designated classes of shares are identical to each other.
In consideration of the mutual promises contained herein, the parties agree as follows:
1.   PLAN OF REORGANIZATION AND TERMINATION
1.1 Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --

(a)  issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Acquiring Fund Class A Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Target Class A Shares outstanding at the Effective Time (as defined in paragraph 3.1) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Fund Class A Share,  (2) Acquiring Fund Advisor Class Shares determined by dividing the Target Value attributable to the then outstanding Target Advisor Class Shares by the NAV of an Acquiring Fund Advisor Class Share, and (3) Acquiring Fund Institutional Class Shares determined by dividing the Target Value attributable to the then outstanding Target Institutional Class Shares by the NAV of an Acquiring Fund Institutional Class Share; and
(b)  assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 3.1).
1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records -- Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses, if any) shown as assets on Target’s books at that time.
1.3 The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.  Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
1.4 If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of (a) its “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) its “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, plus (c) the excess of (1) its interest income excludable from gross income under section 103(a) over (2) its deductions disallowed under sections 171(a)(2) and 265, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all or substantially all of that income and gain -- and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively -- for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current or any prior tax periods.
1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by Equity Funds’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (other than Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Target Class A Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Class A Shares due that Shareholder, the account for each Shareholder that holds Target Advisor Class Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Advisor Class Shares due that Shareholder, and the account for each Shareholder that holds Target Institutional Class Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Institutional Class Shares due that Shareholder).  The aggregate NAV of Acquiring Fund Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class that Shareholder holds at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records.  Equity Funds shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
1.6 Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.  In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, Income Funds shall prepare, or cause its agents to prepare, any federal, state, and local tax returns and forms, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
1.7 After the Effective Time, Target shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 -- as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes -- but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of Income Funds and (b) Income Funds shall make all filings and take all other actions required by applicable law, and otherwise necessary and proper, to effect that termination and Target’s dissolution.
1.8 Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.
2.   VALUATION
2.1 For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in Income Funds’s then-current prospectus and statement of additional information (“Pro/SAI”) and valuation procedures established by its Board, less (b) the amount of the Liabilities at the Valuation Time.
2.2 For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the valuation procedures set forth in Equity Funds’s Pro/SAI and valuation procedures established by its Board.
2.3 All computations pursuant to paragraphs 2.1 and 2.2 (a) shall be made (1) by or under the direction of Foresters Investment Management Company, Inc., each Investment Company’s investment adviser (“Adviser”), in its capacity as each Investment Company’s administrator, or (2) in the case of securities subject to fair valuation, in accordance with the Investment Companies’ respective valuation procedures, and (b) shall be subject to confirmation by Tait, Weller & Baker LLP, each Investment Company’s independent registered public accounting firm (“Tait”).
3.   CLOSING AND EFFECTIVE TIME
3.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously immediately after the close of business (4:00 p.m., Eastern Time) on September 21, 2018, or a later date as to which they agree (“Effective Time”).  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s judgment,  accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.  The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree.
3.2 Income Funds shall direct the custodian of Target’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) Acquiring Fund’s books immediately after the Closing will reflect the Assets transferred by Target to Acquiring Fund plus any existing assets of Acquiring Fund prior to the Closing.
3.3 Income Funds shall direct its transfer agent to deliver to Equity Funds at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding shares in each class of Target Shares each Shareholder owns and which of those shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment and basis determination method elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Target with respect to each Shareholder, all at the Effective Time.
3.4 Equity Funds shall direct its transfer agent to deliver to Income Funds (a) at the Closing, a confirmation, or other evidence satisfactory to Income Funds, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate a Certificate as to (1) the opening of accounts on those records in the names of the Shareholders (other than Shareholders in whose names accounts thereon already exist) and (2) the crediting thereto of the Acquiring Fund Shares due each such Shareholder pursuant to paragraph 1.5.
3.5 Each Investment Company shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.
4.   REPRESENTATIONS AND WARRANTIES
4.1 Income Funds, on Target’s behalf, represents and warrants to Equity Funds, on Acquiring Fund’s behalf, as follows:
4.1.1. Income Funds (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (”Delaware Statutory Trust”), (2) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
4.1.2.        Target is a duly established and designated series of Income Funds;
4.1.3.        At the Effective Time, Income Funds, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, Equity Funds, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
4.1.4.        Income Funds, with respect to Target, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, its Amended and Restated Trust Instrument

effective as of November 19, 2015 (“Income Funds Instrument”), or its Bylaws (as amended that date), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Income Funds, with respect to Target or on its behalf,  is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Income Funds, with respect to Target or on its behalf, is a party or by which it is bound;
4.1.5.        The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of Income Funds’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Income Funds, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;
4.1.6.        At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Income Funds, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
4.1.7.        No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Income Funds’s knowledge, threatened against Income Funds, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and Income Funds, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or Income Funds’s ability to consummate the transactions contemplated hereby;
4.1.8.        Target’s Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended September 30, 2017, have been audited by Tait and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements and Target’s unaudited Statements for the six months ended March 31, 2018 (true and complete copies of all of which Income Funds has furnished to Equity Funds), present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; Target neither owned nor had any interest in any assets or other property at either such date that are not reflected on those Statements; and, to Income Funds’s management’s best knowledge and belief, there are no contingent or other liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at their respective dates that are not disclosed therein;
4.1.9.        Since September 30, 2017, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this representation and warranty, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;
4.1.10.      All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof

(except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of Income Funds’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;
4.1.11.  Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
4.1.12.  Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time Income Fund’s Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.11; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (a) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (1) for the purpose of satisfying Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”) or (2) for any other reason except in the ordinary course of its business as a RIC and (b) has not changed, and will not change, its historic investment policies; and Income Funds believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s Investment Criteria and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund;
4.1.13.  At the Effective Time, (a) at least 33⅓% of Target’s portfolio assets -- including, for these purposes, a proportionate share of the portfolio assets of any RIC (including an exchange-traded fund that is a RIC) in which Target invests -- will meet Acquiring Fund’s Investment Criteria, (b) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (c) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;
4.1.14.  To the best of Income Funds’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;
4.1.15.  During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”) without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (a) acquired Target Shares with consideration other than

Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (b) made distributions with respect to Target Shares except for (1) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (2) other dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;
4.1.16.  Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business; and there are no Liabilities other than liabilities, debts, obligations, and duties disclosed or provided for in Target’s Statements and liabilities, debts, obligations, and duties incurred by Target in the ordinary course of its business subsequent to September 30, 2017, or otherwise disclosed to Equity Funds, none of which has been materially adverse to Target’s business, assets, or results of its operations;
4.1.17.  Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
4.1.18.  Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of that value is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;
4.1.19.  Income Funds’s management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;
4.1.20.  Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;
4.1.21.  The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
4.1.22.  Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions pursuant to section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;
4.1.23.  All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Income Funds and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;
4.1.24.  On the effective date of the Registration Statement (as defined in paragraph  4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, Target’s Pro/SAI, the Combined Proxy Statement and Prospectus included in the Registration Statement (“Proxy Statement”), and the information to be furnished by Income Funds for use in the Registration Statement, no-action letters, applications for orders, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the Reorganization (collectively, “Necessary Information”) will (a) be accurate and complete in all material respects, (b) comply in all material respects with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, “Federal Securities Laws”), and (c) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Equity Funds, on Acquiring Fund’s behalf, for use therein;
4.1.25.  The Acquiring Fund Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and Target will distribute all those shares to the Shareholders in proportion to the number of Target Shares each Shareholder owns (pursuant to paragraph 1.5); and
4.1.26.  The Income Funds Instrument permits Income Funds to vary its shareholders’ investment; Income Funds does not have a fixed pool of assets -- each series thereof (including Target) is a managed portfolio of securities, and Adviser has the authority to buy and sell securities for it.
4.2 Equity Funds, on Acquiring Fund’s behalf, represents and warrants to Income Funds, on Target’s behalf, as follows:
4.2.1.        Equity Funds (a) is a Delaware Statutory Trust, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;
4.2.2.        Acquiring Fund is a duly established and designated series of Equity Funds;
4.2.3.        Equity Funds, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, its Amended and Restated Trust Instrument effective as of November 19, 2015 (“Equity Funds Instrument”), or its Bylaws (as amended that date), or any Undertaking to which Equity Funds, with respect to  Acquiring Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Equity Funds, with respect to  Acquiring Fund or on its behalf, is a party or by which it is bound;
4.2.4.        The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of Equity Funds’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Equity Funds, with respect to Acquiring Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.5.        No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization; and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;
4.2.6.        No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Equity Funds’s knowledge, threatened against Equity Funds, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and Equity Funds, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or Equity Funds’s ability to consummate the transactions contemplated hereby;
4.2.7.        Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended September 30, 2017, have been audited by Tait and are in accordance with GAAP; those Statements and Acquiring Fund’s unaudited Statements for the six months ended March 31, 2018 (true and complete copies of which Equity Funds has furnished to Income Funds), present fairly, in all material respects, Acquiring Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; Acquiring Fund neither owned nor had any interest in any assets or other property at either such date that are not reflected on those Statements; and, to Equity Funds’s management’s best knowledge and belief, there are no contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at their respective dates that are not disclosed therein;
4.2.8.  Since September 30, 2017, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;
4.2.9.  All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of Equity Funds’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;
4.2.10.  Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
4.2.11.  Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;
4.2.12.  At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;
4.2.13.  Following the Reorganization, Acquiring Fund will (a) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status; and Equity Funds believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s Investment Criteria and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund;
4.2.14.  Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time since its inception, any Target Shares;
4.2.15.  Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund, or any person Related to it, have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization -- either directly or through any transaction, agreement, or arrangement with any other person -- except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;
4.2.16.  Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;
4.2.17.  Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
4.2.18.  There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
4.2.19.  Assuming the truthfulness and correctness of Income Funds’s representation and warranty in paragraph 4.1.18, immediately after the Reorganization (a) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of that value will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which

Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;
4.2.20.  All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Equity Funds and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by Equity Funds and duly registered under the Federal Securities Laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by Equity Funds;
4.2.22.  On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, Acquiring Fund’s Pro/SAI, the Proxy Statement, and the Necessary Information to be furnished by Equity Funds will (a) be accurate and complete in all material respects, (b) comply in all material respects with the applicable requirements of the Federal Securities Laws, and (c) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Income Funds for use therein; and
4.2.23.  The Equity Funds Instrument permits Equity Funds to vary its shareholders’ investment; Equity Funds does not have a fixed pool of assets -- each series thereof (including Acquiring Fund) is a managed portfolio of securities, and Adviser has the authority to buy and sell securities for it.
4.3 Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:
4.3.1.        No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the Federal Securities Laws or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Fund’s behalf, except for (a) Equity Funds’s filing with the Commission of (1) a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, including therein the Proxy Statement, and any supplement or amendment thereto (“Registration Statement”), and (2) a post-effective amendment to its registration statement on Form N-1A with respect to Acquiring Fund, (b) Income Funds’s filing with the Commission of any supplement(s) or amendment(s) to its registration statement on Form N-1A required in connection with the Reorganization, and (c) consents, filings, and orders that have been made or received or may be required after the Effective Time;
4.3.2.        The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;
4.3.3.        At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;
4.3.4.        None of the compensation, if any, received by or to be paid to any Shareholder who or that is a trustee of Income Funds or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
4.3.5.        Immediately after the Reorganization, the Shareholders will not own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;
4.3.6.        No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Adviser, any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;
4.3.7.        The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and
4.3.8.        The principal purpose of Acquiring Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.
5.   COVENANTS
5.1 Each Investment Company covenants to operate its Fund’s business in the ordinary course between the date hereof and the Closing, it being understood that:
 (a)  such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund’s normal business activities; and
 (b)  each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets (as defined in paragraph 4.2.13) during that period without Equity Funds’s prior consent, and the Investment Companies shall coordinate the Funds’ respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.
5.2 Income Funds, on Target’s behalf, covenants to call and hold a meeting of Target’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).
5.3 Income Funds, on Target’s behalf, covenants that it will assist Equity Funds in obtaining information Equity Funds reasonably requests concerning the beneficial ownership of Target Shares.
5.4 Income Funds, on Target’s behalf, covenants that it will turn over its books and records regarding Target (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Equity Funds at the Closing.
5.5 Each Investment Company, on its Fund’s behalf, covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.
5.6 Each Investment Company, on its Fund’s behalf, covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) Equity Funds, on Acquiring Fund’s behalf, title to and possession of all the Assets, and (b) Income Funds, on Target’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7 Equity Funds, on Acquiring Fund’s behalf, covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Fund’s operations after the Effective Time.
5.8 Income Funds, on Target’s behalf, covenants to distribute all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target.
5.9 As promptly as practicable, but in any case within sixty days, after the Effective Time, Income Funds shall furnish to Equity Funds, in a form reasonably satisfactory to Equity Funds, a Certificate stating the earnings and profits of Target for federal income tax purposes that will be carried over by Acquiring Fund as a result of section 381.
5.10             It is the Investment Companies’ intention that the Reorganization will qualify as a reorganization with the meaning of section 368(a)(1)(C).  Neither Investment Company shall take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to qualify as such a reorganization.
5.11              Subject to this Agreement, each Investment Company covenants, on its Fund’s behalf, to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
6.   CONDITIONS PRECEDENT
Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:
6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Target’s shareholders at the Shareholders Meeting (including any adjournment(s) or postponement(s) thereof);
6.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;
6.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
6.4 The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume the truthfulness and completeness of all statements in the introductory unnumbered paragraphs hereof and may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made herein, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (all such statements and representations and warranties collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.5(a).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:
6.4.1.        Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);
6.4.2.        Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;
6.4.3.        Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
6.4.4.        Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
6.4.5.        A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and
6.4.6.        A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares; and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.
Notwithstanding subparagraphs 6.4.2 and 6.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;
6.5 There shall be no dissenters to the Reorganization under the applicable provisions of Delaware law; and
6.6 Equity Funds, on Acquiring Fund’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that Equity Funds, on Acquiring Fund’s behalf, assumes all of the Liabilities.
At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.   BROKERAGE FEES AND EXPENSES
7.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
7.2 All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund, while Target shall bear all brokerage or similar expenses incurred by it or for its benefit in connection with the Reorganization.  Target also shall bear all other Reorganization Expenses, including (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Fund’s prospectus included therein, and (2) legal and accounting fees and disbursements in connection with the Reorganization.  Notwithstanding the foregoing, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.
8.   ENTIRE AGREEMENT; NO SURVIVAL
Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing (except as provided in paragraph 6.4).
9.   TERMINATION OF AGREEMENT
This Agreement may be terminated at any time at or before the Closing:
9.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2018, or another date to which the Investment Companies agree; or
9.2 By the Investment Companies’ mutual agreement.
In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.
10. AMENDMENTS
The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.
11. MISCELLANEOUS
11.1              This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the Federal Securities Laws, the latter shall govern.
11.2              Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its Fund’s behalf) and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3              Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims hereunder on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.
11.4              Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
11.5              This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.
IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
FIRST INVESTORS INCOME FUNDS, on behalf of First Investors Balanced Income Fund

By:
Name:	[name]
Title:	[title]

FIRST INVESTORS EQUITY FUNDS, on behalf of First Investors Total Return Fund

By:
Name:	[name]
Title:	[title]

APPENDIX B
SHAREHOLDER INFORMATION

(References to the “Fund” in this Appendix are to the Acquiring Fund.  Although information on the Acquiring
Fund’s Class B shares is included below, Class B shares are not being offered by this Prospectus.)

How and when does the Fund price its shares?

The share price (which is called “net asset value” or “NAV” per share) for the Fund normally is calculated as of the regularly scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is scheduled to be open (“Business Day”).  Shares of the Fund normally will not be priced on the days on which the NYSE is scheduled to be closed for trading, such as on most national holidays and Good Friday.  In the event that the NYSE closes early, the share price normally will be determined as of the time of the closing.  To calculate the NAV, the Fund first values its assets, subtracts its liabilities and then divides the balance, called net assets, by the number of shares outstanding.  The prices or NAVs of each share class will generally differ because they have different expenses.

The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the time as of which the NAV is calculated (collectively, “current market values”).

If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the NAV is calculated, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Trustees of the Fund.  The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the time as of which the NAV is calculated, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the time as of which the NAV is calculated, including issuer-specific news; general market movements; sector movements; or movements of similar securities.

Foreign securities are generally priced based upon their market values as of the close of foreign markets in which they principally trade (“closing foreign market prices”).  Foreign securities may be priced based upon fair value estimates (rather than closing foreign market prices) provided by a pricing service when price movements in the U.S. subsequent to the closing of foreign markets have exceeded a pre-determined threshold, when foreign markets are closed regardless of movements in the U.S. markets, or when a particular security is not trading at the close of the applicable foreign market.  The pricing service, its methodology or threshold may change from time to time.  Foreign securities may also be valued at fair value prices as determined by the investment adviser in the event that current market values or fair value estimates from a pricing service are not available.

In the event that a security, domestic or foreign, is priced using fair value pricing, the Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.  Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Because foreign markets may be open for trading on days that the U.S. markets are closed, the values of securities that trade in markets outside the United States may fluctuate on days that Fund is not open for business and may result in the Fund’s portfolio investment being affected on days when shareholders are unable to purchase or redeem shares.

How do I open an account?

You can open an account through a representative of the Fund’s principal underwriter, Foresters Financial Services, Inc. (“FFS”), or any other broker-dealer, insurance company, third party administrator or other financial intermediary that is authorized to sell the Fund (collectively, your “Representative”).  It is generally the Fund’s policy to open accounts only for an individual who is a U.S. citizen or U.S. resident alien; a partnership, corporation, company, or association created or organized in the U.S. or under the laws of the U.S. or any U.S. state, an estate (other than a foreign estate); or a domestic trust.  Accounts may be established through a variety of different registration options, including individual, joint and trust registrations.  Shares that you purchase through a financial intermediary may be held in your account with that firm.  Your Representative may help you complete the necessary paperwork to open a new account.  Your Representative will transmit your request to the Funds and may charge you a fee for this service.  Please contact your Representative for more information on how to open an account.

The Fund offers several different share classes.  Each share class has its own investment eligibility criteria, fees, expenses and other features.  Not all share classes may be available to you.  When deciding which share class to invest in, you should consider the amount you plan to invest, the fees and expenses for each share class and any sales charge discounts or waivers which may be available to you.  Your Representative can assist you in determining which share classes are available to you.  You should consider any other fees and/or charges your Representative may charge you in addition to the fees and/or charges disclosed in this prospectus.  The various types of registrations and additional information about sales charge waivers and discounts (discussed below) are described in the Fund’s Statement of Additional Information (“SAI”).  The SAI is available free of charge by calling 1 (800) 423-4026, by visiting our website at www.foresters.com or by visiting the SEC’s website at www.sec.gov.

Investors investing in the Fund through a financial intermediary should consult with their financial intermediary for information regarding investment minimums, how to purchase and redeem shares, and applicable fees.  If you establish an account through a financial intermediary, the investment minimums described in this prospectus may not apply.  As discussed above, your financial intermediary also may charge fees that are in addition to those described in this prospectus.

Federal law, including the USA PATRIOT Act, requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and in certain circumstances, the beneficial owner(s) of legal entity customers and a person with significant responsibility to control, manage or direct a legal entity customer.  Therefore, if you are a new customer, you will be asked to provide certain information before your account may be opened, including your name, residential street address, date of birth, social security or other taxpayer identification number, citizenship status and other information that will allow you to be identified.  You may also be asked to provide certain government issued documents, such as your driver’s license or passport, or other identifying documents.  In certain circumstances, this information may be obtained and verified with respect to the beneficial owner(s) of legal entity customers, a person with significant responsibility to control, manage, or direct a legal entity customer, and any person authorized to effect transactions in an account.  The Fund and your financial intermediary may reject your new account application if the required identifying information is not provided.

In addition to the identifying requirements described above, if the Fund is unable to verify your identity or the identity of any of the other aforementioned persons associated with your account to their satisfaction within 60 days of opening your account, the Fund will restrict most types of investments in your account.  The Fund reserves the right to liquidate your account at the current net asset value if the Fund has not been able to verify your identity or the identity of any of the other aforementioned persons associated with your account within 90 days of opening the account or if the Fund has questions concerning the purpose of the account that have not been adequately explained.  The Fund may, in its sole discretion, refuse to establish, restrict or liquidate your account without waiting for the prescribed periods if the Fund believes for any reason that a more timely resolution is necessary or appropriate.  The

Fund is not responsible for any loss that may occur and the Fund will not refund any sales charge or CDSC that you may incur as a result of their decision to liquidate an account.

Moreover, the identity verification policies and procedures described above will also apply to certain changes to the aforementioned persons associated with some existing accounts that include but may not be limited to, those for legal entity customers.

What share classes are offered by the Fund?

Not all classes of shares of the Fund may be available in all jurisdictions.

Class A shares:  Class A shares of the Fund are available to all investors.  Class A shares of the Fund are sold at the public offering price, which includes a front-end sales charge.  The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart that can be found in the section of this prospectus titled “What are the sales charges?”.  Class A shares sold without a sales charge may in some circumstances be subject to a CDSC, which is also described in the Class A shares chart.

The minimum account size for a Class A account is $1,000 for a non-retirement account and $500 for a traditional individual retirement account (“IRA”) or Roth IRA.  The Fund offers lower initial minimum investment requirements for certain types of Class A accounts and may waive the minimum account requirements if you maintain a systematic investment program.  There is no minimum investment requirement for Class A shares that are purchased as part of a fee-based advisory program sponsored or maintained by a financial intermediary such as a registered investment advisor or for certain retirement plan service provider platforms.  Class A shares of the Fund charge Rule 12b-1 fees.

Class B shares:  Class B shares of the Fund are sold at net asset value without any initial sales charge with the same minimum account sizes as Class A shares.  However, you generally pay a CDSC when you sell your shares.  The CDSC declines the longer you hold your shares, as illustrated in the Class B shares chart that can be found in the section of this prospectus titled “What are the sales charges?”.  Class B shares convert to Class A shares after 8 years.  As a matter of policy, FFS does not permit its Representatives to recommend Class B shares of any funds, including the First Investors Funds.  Class B shares of the Fund charge Rule 12b-1 fees.

Advisor Class shares:  Advisor Class shares of the Fund are available to fee-based advisory programs sponsored or maintained by a financial intermediary such as a registered investment advisor who invests at least $100,000 in the aggregate in the Fund and to certain retirement plan service provider platforms.  The Fund may accept, in its sole discretion, investments in Advisor Class shares from purchasers not listed above.  Advisor Class requires a minimum initial investment of $1,000 per Fund account.  The Fund reserves the right to waive the minimum initial account size requirement for Advisor Class shares in certain cases.  Advisor Class shares of the Fund are sold at the net asset value and do not charge 12b-1 fees.

Institutional Class shares:  Institutional Class shares of the Fund are available to eligible investors.  Eligible investors may include certain retirement plan service provider platforms, corporations, registered investment companies, trust companies, endowments and foundations.  Institutional Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter to offer such shares solely when acting as an agent for the investor.  The Fund may accept, in its sole discretion, investments in Institutional Class shares from purchasers not listed above.  Eligible investors must make a minimum initial investment of $2,000,000 per Fund account.  The Fund reserves the right to waive the minimum initial account size requirement for Institutional Class shares in offered through brokerage and retirement plan service providers.  Institutional Class shares of the Fund are sold at the net asset value and do not charge 12b-1 fees and are not subject to third-party sub-transfer agency or record-keeping fees.

An investor transacting in the Institutional Class shares through a financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary.  The Fund also offers other share classes with different fees and expenses.

What about accounts with multiple owners or representatives?

The following applies with respect to accounts opened with the Fund.  If you purchased or hold shares through a financial intermediary, the following policies may not apply.  Please contact your financial intermediary for additional information.

If you open an account that has more than one legal owner or legal representative, the Fund will accept oral or written instructions of any type without limitation from any one of the owners or representatives as long as the account has telephone privileges and a signature guarantee is not required or requested by us pursuant to the Fund’s policies to process the transaction.  For example, if you open a joint account, any one of the joint tenants may, acting alone and without the consent of the other joint tenants, give the Fund instructions, by telephone or in writing, to (a) redeem shares to the address of record for the account, (b) redeem shares to a pre-designated bank account that may not be owned by you, (c) exchange shares, (d) exchange shares into a joint money market fund account that has check-writing privileges that can be used by any one owner, and (e) change the address of record on the account.  The Fund (and its affiliates) has no liability for honoring the instructions of any one joint owner; it has no responsibility for questioning the propriety of instructions of any one joint owner; and it has no obligation to notify joint tenants of transactions in their account other than by sending a single confirmation statement to the address of record or by electronic delivery (if elected).  The principle of “notice to one is notice to all” applies.  Thus, to the extent permitted by law, the Fund is legally considered to have fulfilled all of their obligations to all joint tenants if they fulfill them with respect to one of the joint tenants.  If you open or maintain a joint account, you consent to this policy.

Similarly, in the case of an account opened for a trust, a partnership, a corporation, or other entity, it is the policy of the Fund to accept oral or written instructions from any of the persons designated as having authority over the account as long as the account has telephone privileges.  Thus, any one of the designated persons is authorized to provide the Fund with instructions of any type without limitation, including instructions to redeem or transfer funds to other persons.  The Fund has no responsibility for reviewing trusts, partnership agreements, articles of incorporation, by-laws or similar documents, whether provided to it or not, to determine if they contain any restrictions on the authority of any one authorized person to provide instructions or to control the account.  The Fund may send confirmations, statements and other required information to any one of the authorized persons at the address of record for the account or by electronic delivery (if elected).  The Fund has no obligation to question the purpose or propriety of any instruction of any authorized person or to let other authorized persons know about any transactions or changes that have been made to the account.  If you open or maintain an account for an entity, you consent to this policy.

If you do not want any one registered owner or representative on your account to have such flexibility and authority, you must instruct the Fund that you do not authorize it to accept instructions from less than all owners or representatives.  You should be aware that this could cause you to incur delays, potential market losses, and additional expenses.  You should also be aware that written instructions signed by all owners or representatives may be required to establish certain privileges and for any transaction for which a signature guarantee is required or requested by us under the Fund’s policies.  The Fund reserves the right to change its policies concerning accounts with multiple owners or representatives without prior notice.

How do I make subsequent transactions?

Shareholders may make additional purchases in any dollar amount into accounts that have a broker-dealer of record.  The following describes how you can make such subsequent transactions if your account is registered in your name with our transfer agent and your financial intermediary does not control your account.  If you purchased shares of the Fund through a financial intermediary or your account is controlled by your financial intermediary, or if your shares are held in an omnibus account, you must contact your Representative or financial intermediary for information concerning how to effect transactions in the Fund’s shares or to determine if you are eligible to use the exchange policies described in this section, since the Fund can only accept instructions from your financial intermediary.  Your financial intermediary is responsible for transmitting your purchase or sale request to the Fund in proper form and in a timely manner, and may charge you a fee for this service.

1.  Contact your Representative.

After you have opened your account, you can buy additional shares of the Fund or other Funds in the First Investors fund family, redeem shares, or exchange shares into our other Funds by contacting your Representative.  He or she will handle your transaction for you and tell you what paperwork, if any, is required.  Written signature guaranteed instructions and other paperwork may be required for certain types of transactions.  See the Signature Guarantee Policies and other requirements below.

2.  Contact the Fund directly through its transfer agent.

You can also buy (provided your account has a broker-dealer of record), sell, or exchange shares of the Fund by contacting the Fund directly through its transfer agent, Foresters Investor Services, Inc. (“FIS”), Raritan Plaza I, Edison, NJ 08837-3620 or by telephone at 1 (800) 423-4026.  You can generally request redemptions or exchanges either by telephone, if you have telephone privileges, or in writing.  You can also request your account be rebalanced among several funds.  A rebalance is a series of exchanges which may be requested in writing.  Certain redemptions may not be transacted by telephone because they require a signature guarantee under the Signature Guarantee Policies, require account specific paperwork, or are not eligible for telephone redemption.  The Fund does not generally accept transaction instructions via e-mail, or other electronic means.

To confirm that telephone instructions received from account owners are genuine, the Fund’s transfer agent records each telephone call, asks the caller for information to verify his or her identity and authority over the account (such as the account registration, account number, address of record, and last four digits of the owner’s social security number or the owner’s personal identification number), and sends a confirmation of each transaction to the address of record or by electronic delivery (if elected).  The Fund and its transfer agent are not liable for acting on telephone instructions as long as they reasonably believe such instructions to be genuine and the procedures that they use to verify the caller’s identity and authority are reasonable.

Telephone privileges are automatically granted to all new customers.  It is your responsibility to decline telephone privileges if you do not want them.  You may decline telephone privileges by notifying the Fund’s transfer agent that you do not want them.  This will not affect your ability to place telephone orders through your Representative.  However, declining telephone privileges will prevent you from effecting transactions directly through the Fund by telephone.  This may cause you to incur delays, potential market losses, and costs.  Additional information about telephone privileges is included in the Fund’s SAI.

3.  Signature Guarantee Policies and Other Requirements.

The Fund requires written instructions signed by all owners with a signature guarantee from a financial institution that is a member of the Securities Transfer Agents Medallion Program for: all redemption requests over $100,000, except for redemptions made via draft check; redemption checks made payable to any person(s) other than the registered shareholder(s) excluding those which are made payable to a corporate affiliate of FIMCO for the benefit of the registered shareholder(s); redemption checks mailed to an address other than the address of record; and for redemptions to the address of record when the address of record has changed within thirty (30) days of the request (unless the written address change request was signed by all owners and signature guaranteed).  The Fund may also require signature guarantees to establish or amend certain account privileges or services and in certain other situations.  These are described in the Fund’s SAI.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to confirm legal authority over the account, unless they are already on file.  For example, the Fund requires a Certificate of Authority to be on file before they will honor a request for redemption for an account established for a partnership, corporation, or trust.  Similarly, the Fund requires official records, such as death certificates and letters testamentary or court orders, before honoring redemptions of accounts registered to decedents or wards under guardianships or conservatorships.  If the Fund is being asked to redeem a retirement account and transfer the proceeds to another financial institution, it may also require a Letter of Acceptance from the successor custodian and for a 403(b) or 457 account, the signature of your employer or third-party administrator.  The Fund’s transfer agent may, in its discretion, waive certain requirements for redemptions.

Exchanges may only be made into the same class of shares of another First Investors Fund owned by the same customer that is available for sale to the customer.  An exchange will be processed at the relative NAVs of the shares involved and any CDSC on the shares being exchanged and the holding period used to calculate the CDSC will carry over to the new shares.  There is no sales charge on an exchange.  However, since an exchange of Fund shares is a redemption of shares of the Fund and a purchase of shares of another First Investors Fund, it may create a gain or loss for federal income tax purposes.  Additional information regarding how to purchase, redeem and exchange shares of the Fund is included in the Fund’s SAI.  Under certain circumstances, the Fund may permit conversion from, or may convert, one class of shares to another class of shares within the Fund.  A conversion between share classes in the Fund is a nontaxable event.  The Fund reserves the right to change its Signature Guarantee Policies and other policies without prior notice.

How are transactions processed?

If a purchase, redemption or exchange order is received in good order by the Fund’s transfer agent at its offices in Edison, NJ by the time as of which the NAV is calculated, it will be priced at that day’s NAV plus any applicable sales charge for a purchase (“offering price”) or minus any applicable CDSCs for a redemption.  If you place your order with your Representative by the time as of which the NAV is calculated, your transaction will also be priced at that day’s offering price provided that your order is received by our transfer agent in the Edison, NJ offices by our processing deadline.  Orders placed after the close of time as of which the NAV is calculated, or received in our Edison, NJ offices after our processing deadline, will be priced at the next Business Day’s offering price.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers and third party administrators to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee, receives the order.  Once an order has been received by the Fund from an authorized financial intermediary or its authorized designee, the order will be priced at the Fund’s next computed offering price for a purchase or next computed NAV minus any applicable CDSC for a redemption.  You should contact your financial intermediary to find out by what time your purchase or redemption order must be received so that it can be processed the same day.  It is the responsibility of your financial intermediary to transmit orders that will be received by the Fund in proper form and by our processing deadline.

The Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.  The Fund is not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order.

Normally, redemption proceeds paid via check will be sent via mail within two business days following the business day we receive the redemption order (assuming the order is received in good order prior to the time as of which the day’s NAV is calculated), while redemption proceeds paid via ACH will generally settle to your bank account on the second business day following the business day we receive the redemption order (assuming the order is received in good order prior to the time as of which the day’s NAV is calculated).  However, payment of redemption proceeds may take up to 7 days if making earlier payment would adversely affect the Fund.  If you are redeeming shares which you recently purchased by check or electronic funds transfer, payment may be delayed to verify that your check or electronic funds transfer has cleared (which may take up to 12 days from the date of purchase).  If your account is held through an intermediary, redemption proceeds will generally be paid to the intermediary within two business days following the business day we receive the redemption order (assuming the order is received in good order prior to the time as of which that day’s NAV is calculated).

The Fund may not suspend or reject a redemption request that is received in good order or delay payment for a redemption for more than 7 days (except as described above), except during unusual market conditions affecting the NYSE, in the case of an emergency which makes it impracticable for the Fund to dispose of or value securities it owns or as permitted by the SEC.

Generally, the Fund expects to meet redemption requests through its holdings of cash (or cash equivalents) or by selling portfolio securities.  The Fund also reserves the right to make in-kind redemptions.  This means that it could respond to a redemption request by distributing shares of the Fund’s underlying investments rather than distributing cash.  To the extent the Fund redeems its shares in-kind, the redeeming shareholder assumes any risk of the market price of such securities fluctuating.  In addition, the redeeming shareholder will bear any brokerage and related costs incurred in disposing of or selling the portfolio securities received from the Fund.  The Fund may also consider interfund lending to meet redemption requests.  The Fund may be more likely to use these other methods to meet large redemption requests or during periods of market stress.  For additional information about in-kind redemptions and interfund lending, please refer to the Fund’s SAI.

The Fund reserves the right to provide confirmation of certain transactions, including, but not limited to, purchases through periodic investment plans and certain retirement plans, on periodic statements (i.e., quarterly statements) in lieu of immediate transaction confirmations.

What are the sales charges?

The Fund offers Class A, Class B, Advisor Class and Institutional Class shares. Class A and Class B shares are sold subject to a sales charge and there are no sales charges associated with the purchase of Advisor Class and Institutional Class shares.  While each class invests in the same portfolio of securities, each class has different expense structures.  Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The Class A shares of the Fund are sold at the public offering price, which includes a front-end sales charge.  The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart below.  Class A shares sold without a sales charge may in some circumstances be subject to a CDSC, as described below.

Class A Shares of the Total Return Fund:

Your Investment	Sales Charge as a percentage of offering price*	Sales Charge as a percentage of net amount invested*
Less than $50,000	5.75%	6.10%
$50,000-$99,999	4.75	4.99
$100,000-$249,999	3.75	3.90
$250,000-$499,999	2.75	2.83
$500,000-$999,999	2.00	2.04
$1,000,000 or more	0**	0**

* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.
** If you invest $1,000,000 or more, you will not pay a front-end sales charge.  However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00% except in certain circumstances.  As described further in this prospectus, any applicable CDSCs may be waived under certain circumstances.

To qualify to receive a sales charge discount or waiver described in this prospectus, notify your broker-dealer or your financial intermediary of your eligibility (or, if you purchase Fund shares directly through the Fund’s transfer agent, notify the transfer agent).  If the Fund is not notified that a purchase is eligible for a sales charge discount or waiver, you may not receive the sales charge discount or waiver.  You may be asked to provide account records, statements or other information to prove your eligibility.

By contrast, Class B shares of the Fund are sold at net asset value without any initial sales charge.  However, you generally pay a CDSC when you sell your shares.  The CDSC declines the longer you hold your shares, as illustrated in the Class B shares chart below.  Class B shares convert to Class A shares after eight years.

Class B Shares of the Total Return Fund:*

Year of Redemption	CDSC as a percentage of Purchase Price or NAV at Redemption
Within the 1st or 2nd year	4%
Within the 3rd or 4th year	3
In the 5th year	2
In the 6th year	1
Within the 7th year and 8th year	0

* There is no CDSC on Class B shares that are acquired through reinvestment of dividends or other distributions.  The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold.  For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.  To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.  If there are an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.  As described further in this prospectus, any applicable CDSCs may also be waived under certain circumstances.

The principal advantages of Class A shares are the lower annual operating expenses, the availability of quantity discounts on sales charges for volume purchases and certain account privileges that are available only on Class A shares.  The principal advantages of Class B shares are that all of your money is invested from the outset and that the CDSC may be waived under certain circumstances.

Because of the annual operating expenses and available volume discounts on Class A shares, FFS recommends Class A shares (rather than Class B shares) for purchases of $100,000 or more in the aggregate (based upon your holdings in all of our Funds).  The Fund will not accept a purchase order for Class B shares of $100,000 or more for a single Fund account unless they are contacted before the order is placed and agree to accept it.  If you fail to tell the Fund what class of shares you want, it will purchase Class A shares for you.

As a matter of policy, FFS does not permit its representatives to recommend Class B shares of any funds, including the First Investors Funds.  If your account is held by a broker-dealer other than FFS, your broker-dealer may also have policies with respect to Class B shares that are more restrictive than those of FFS.  For more information concerning FFS’s policies with respect to Class B Shares, please refer to the Fund’s SAI under the section “Potential Conflicts Of Interests In Distribution Arrangements” or visit Foresters Financial’s website at: www.foresters.com.  You should also be aware that the Fund is not able to monitor purchases that are made through an omnibus account with another broker-dealer.  In such case, it is the responsibility of the broker-dealer to observe the Fund’s $100,000 limit.  Your broker-dealer is also responsible for ensuring that you receive any applicable sales charge waivers or discounts that are described in this prospectus.

The Fund has adopted a plan pursuant to Rule 12b-1 for its Class A and Class B shares.  Each plan allows the Fund to pay fees for the distribution related activities and the ongoing maintenance and servicing of shareholder accounts.  The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares.  No more than 0.25% of the Fund’s average daily net assets may be paid under the plans as service fees and no more than 0.75% of the Fund’s average daily net assets may be paid under the Class B plans as distribution fees.  Because these fees are paid out of the Fund’s assets on an ongoing basis, the higher fees for Class A and Class B shares will increase the cost of your investment.  Rule 12b-1 fees may cost you more over time than paying other types of sales charges.  Advisor Class shares and Institutional Class shares do not pay Rule 12b-1 fees.

Commissions on Institutional Class Shares: The Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Institutional Class shares. However, if you purchase Institutional Class shares through a financial intermediary, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.  Because the Fund is not a party to any such commission arrangement between you and your financial intermediary, any purchases and redemptions of Institutional Class shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary nor are they reflected in the performance information shown in the prospectus for the Fund because they are not charged by the Fund.

Does the Fund or FIMCO make payments to financial intermediaries?

When you buy and/or hold Fund shares through a financial intermediary, that financial intermediary typically will receive compensation.  The source of that compensation may include a percentage of the sales load, if any, that you may pay as a shareholder, and/or a percentage of the Rule 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own.  FIMCO and its affiliates (at their own expense) may pay compensation to financial intermediaries for the promotion and sale of the Funds.  In addition, FIMCO and its affiliates and the Fund may pay compensation to financial intermediaries for shareholder-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  Compensation paid by FIMCO or its affiliates includes amounts from FIMCO’s or its affiliates’ own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from FIMCO or an affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating itself and its salespersons with respect to the Fund.  For example, compensation may be paid to make Fund shares available to customers of a platform or similar program sponsor or for services provided in connection with such platforms and programs.  Such compensation also may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  Additionally, it may cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund, FIMCO or an affiliate, and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments.  The compensation also may cause a financial intermediary to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.  You may contact your financial intermediary for details about any such payments it receives from the Fund, FIMCO, or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

Are sales charge discounts and waivers available?

A. Rights of Accumulation and Statements or Letters of Intent.

You may qualify for a Class A share sales charge discount under the Fund’s Rights of Accumulation (“ROA”) policy.  If you already own shares of any First Investors Funds, you are entitled to add the current values of those shares (measured by (a) the applicable Fund’s Class A share value either at the current offering price, or in the case of Fund shares owned through a fee-based account, at the current net asset value and (b) at the current value of Advisor Class shares and Institutional Class shares) to your purchase in computing your sales charge.  Thus, for example, if you already own shares of First Investors Funds and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

Sales charge discounts for the Fund take effect at $50,000.  To ensure that you receive the applicable sales charge discount, please speak with your broker-dealer or financial intermediary.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm (“Eligible Accounts”).  For example, you are entitled to combine the current values of all First Investors Fund shares (measured by (a) the applicable Fund’s Class A share value either at the current offering price, or in the case of Fund shares owned through a fee-based account, at the current net asset value and (b) at the current value of Advisor Class shares and Institutional Class shares) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by establishing a non-binding statement or letter of intent (“SOI”) to purchase a specific dollar amount of shares within 13 months.  For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you establish an SOI for $100,000.

You can include in your SOI accounts owned jointly by you and your spouse, accounts owned individually by either you or your spouse and accounts that you or your spouse control as custodian or as a responsible individual for your children and trust accounts for which only you and/or your spouse serve as trustee, as long as all accounts share the same address of record and are serviced by the same broker-dealer.  For purposes of the Fund’s SOI policies, spouse is broadly defined to include common law and life partners.  Furthermore, an SOI covers both existing accounts and those that are subsequently opened by a designated person during the SOI period.

You must use the SOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional person(s) you wish to cover at the time you enter into the SOI and the amount of your SOI.  Once an SOI is established, it cannot be amended to add persons who were not specified initially nor can an SOI be “back dated” to cover prior purchases.  However, you can revise the SOI amount upward at any time during the SOI period by completing our SOI Agreement Form (or other documentation acceptable to First Investors Funds).  If the prior commitment has not been met by the time of the revision, the SOI period during which the purchases must be made will remain the same.  Purchases made from the date of the revision will receive the reduced sales charge resulting from the revised SOI.  If your prior commitment has been met by the time of the revision, your original SOI will be considered completed and a new SOI will be established.

In addition, accounts of homeowners’ associations that are managed by certain management companies, where the management company has entered into an agreement to establish an SOI, the accounts have the management company’s address as their address of record and the accounts are serviced by the same broker-dealer, may also qualify for a sales charge discount under the ROA and SOI policies.  You must use the SOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional entity(ies) you wish to cover at the time you enter into the SOI and the amount of your SOI.

Moreover, subject to the conditions described above, you may also receive credit for purchasing: (a) Class A shares owned through a fee-based account under a program sponsored or maintained by a financial intermediary; and (b) Institutional Class shares.  Such shares will be valued at their current net asset values for ROA and SOI purposes.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer or your financial intermediary of all Eligible Accounts and shares that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an SOI (if applicable).  If you or your broker dealer or financial intermediary do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a sales charge discount to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all Eligible Accounts.  You should be aware that the Fund is not able to monitor purchases that are made through an omnibus account or certain other accounts with another broker-dealer or financial intermediary.  In such circumstances, that broker-dealer or financial intermediary is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an SOI.

You are not legally required to complete the SOI.  However, if the intended investment is not completed within the specified SOI period, the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time will be redeemed to pay such difference.  If you do not complete your SOI, you will be subject to the sales charges that were in effect at the time each purchase was made.  Once an SOI is established a change of address will not affect the SOI.  However, a change of broker-dealer during the 13-month SOI period will terminate the SOI.  If two or more customers are covered by an SOI and one customer changes the broker-dealer on his or her account before the SOI is complete, the SOI will be terminated on all customers’ accounts and the sales charges on all purchases made under the SOI will be adjusted.
By purchasing under an SOI, you agree to the following:
■	You authorize Foresters Investor Services, Inc. (“FIS”) to reserve 5% of the shares held under an SOI in escrowed shares until the SOI is completed or is terminated;

■	You authorize FIS to sell any or all of the escrowed shares to satisfy any additional sales charges owed if the SOI is not fulfilled or is terminated; and

■
Although you may exchange all your shares among the Fund, you may not sell or transfer the reserve shares held in escrow to an account not included in the SOI until you fulfill the SOI or pay the higher sales charge.

Purchases made pursuant to any of the sales charge waiver provisions numbered 1 through 15 set forth below do not count toward the completion of an SOI.  For example, if you make a redemption before your SOI is completed and reinvest that amount without paying a sales charge pursuant to our ninety (90) day reinstatement privilege, the amount reinvested will not count towards completion of your SOI.  Similarly, any shares that you purchase without paying a sales charge under the free exchange privilege will not count towards completion of your SOI.  Purchases made pursuant to sales charge waiver provision number 16 set forth below will count toward the completion of an SOI providing such purchase amount was not derived from the redemption of shares of a First Investors Fund.  For example, if you make a redemption before your SOI is completed and use the proceeds of such redemption to purchase Fund shares through a fee-based account under a program sponsored or maintained by a financial intermediary, such purchase will not count toward the completion of your SOI.

The Fund reserves the right to extend the 13-month period of any particular SOI if reasonable circumstances warrant such extension.  It also reserves the right to prospectively revise the ROA and SOI policies at any time, subject to providing any required disclosure to shareholders; any such change will not adversely affect shareholders who have established an SOI prior to the change.

Additional information about the ROA and SOI policies is included in the Fund’s SAI.

B. Sales Charge Waivers and Discounts.

Class A Shares May be Purchased Without a Sales Charge:

1.  By a current registered representative, employee, officer, director, or trustee of the Fund, Foresters Financial Services, Inc. (“FFS”), or their affiliates (“Associate”), the spouse, life partner, children and grandchildren of such Associate provided that they reside at the same address and they maintain their FFS customer account (“Eligible Relatives”), and any other person who maintains an account that has been coded as an associate account since January 30, 2004.  The accounts of such persons are referred to as “Associate Accounts.”

2.  By a former Associate or former or current Eligible Relative thereof provided that such person (a) already owns an Associate Account, or (b) is rolling over the proceeds from a Foresters Financial 401(k) or Foresters Financial Profit Sharing Plan account into a Fund account.

3.  By an employee of a subadviser of the Fund.

4.  By an employee of The Independent Order of Foresters.

5.  When Class A share dividends and other distributions are automatically reinvested in Class A shares of the same or a different Fund account within the same customer account.

6.  When Class A shares are free-exchanged into Class A shares of a different Fund account within the same customer account.

7.  When Class A share systematic withdrawal plan payments from one Fund account are automatically invested into shares of another Fund account in the same class of shares for the same customer account.

8.  When loans are repaid.

9.  By a group retirement plan, which includes 401(k) plans, profit sharing plans, money purchase plans, defined benefit plans, Keoghs, ERISA 403(b)s and target benefit plans available through a retirement plan recordkeeper or third party administrator.  Investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

10.  In amounts of $1 million or more.*

11.  By individuals under a SOI or ROA of $1 million or more.*

12.  When a customer authorizes a required minimum distribution of Fund shares from a retirement account (including fee-based retirement accounts under a program sponsored or maintained by a financial intermediary) and at the same time directs the proceeds to be invested into a Fund account the customer owns individually or jointly or into a Trust Account for which the customer serves as trustee provided both accounts have the same broker-dealer and address of record.  This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.  This waiver also applies to a customer who authorizes a required minimum distribution of Fund shares from a retirement account in a fee-based advisory program sponsored or maintained by an FFS affiliate and at the same time directs the proceeds to be invested into a Fund account the shareholder owns individually or jointly or into a Trust Account for which the customer serves as trustee provided both accounts have the same broker-dealer and address of record.

13.  When a customer requests the removal of an overcontribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.  This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.

14.  When you are reinvesting into the Fund, within the same customer account, proceeds of a redemption made within the prior ninety (90) days, from Class A shares of the Fund, on which you paid a front end sales charge.  This will reduce your reinstatement privilege to the extent that it results in a waiver of sales charge.  You must notify the Fund in writing that you are eligible for the reinstatement privilege.  Furthermore, if you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.

15.  Registered representatives and other employees (including their spouse, life partner, children and grandchildren providing such person(s) lives at the same address as the Registered Representative or employee) of firms that are authorized to sell First Investors Funds.

16.  When Class A shares are purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.

17.  When joint customers authorize a redemption from their joint account and at the same time direct the proceeds to be invested as a contribution into one of the joint owner’s traditional or Roth IRA.  This waiver applies to Class A money market shares only to the extent that a sales charge has been paid.**

18.  When a trustee authorizes a redemption from a Trust Account, where the grantor(s) and trustee(s) are one in the same, and at the same time direct the proceeds to be invested as a contribution into his/her traditional or Roth IRA.  This waiver applies to Class A money market shares only to the extent that a sales charge has been paid. **

* For items 10 and 11 above, a CDSC will be deducted from shares that are redeemed within 24 months of purchase, unless such shares are exchanged into another Fund.  If shares are exchanged into another Fund, the CDSC and the holding period used to calculate it will carry over to the new Fund with one exception.

** For items 17 and 18 above, if the shares being  redeemed are subject to a CDSC, the CDSC will carry over to the new account.  The holding period used to calculate the CDSC will also carry over to the new account.
Sales charge waivers and discounts are also available for participants in certain other retirement programs and other categories of investors.

Any applicable CDSC on Class A and Class B shares is waived for (or does not apply to):

1.  Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gain distributions.

2.  Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended) of an account owner (or in the case of joint accounts, the death of the last surviving joint owner), provided that in the case of disability the shares must have been purchased prior to the disability and the redemptions must be made within one (1) year of the disability.  Proof of death or disability is required.

3.  Distributions from employee benefit plans due to plan termination.

4.  Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5.  Annual redemptions of up to 8% of your account’s value redeemed by a Systematic Withdrawal Plan.  Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

6.  Redemptions by the Fund when the account falls below the minimum account balance.

7.  Redemptions to pay account fees.

8.  Required minimum distributions upon reaching age 70½ provided you notify the Fund about the required minimum distribution and you have held the shares for at least three (3) years.  Free shares not subject to a CDSC will be redeemed first.

9.  When a customer who is at least age 70½ authorizes a distribution from a retirement account and at the same time directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*

10.  When a customer requests the removal of an over contribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*

11.  If you reinvest into the same class of a load Fund within the same customer account with proceeds from a redemption within the prior ninety (90) days of Class A or B shares on which you paid a CDSC and you notify the Fund in writing of your desire to reinvest the amount, you will be credited, in additional shares, for any CDSC that you paid.  If you are reinvesting only a portion of your redemption, you only will be credited with a pro-rated percentage of any CDSC that you paid.  If you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.

*For items 9 and 10, the CDSC will carry over to the new account.  The holding period used to calculate the CDSC will also carry over to the new account.
The foregoing front end sales charge and CDSC waiver privileges on Class A and Class B shares do not apply to:
■	Reinvestments of systematic withdrawal amounts;

■	Automated payments such as Money Line and Automatic Payroll Investment;

■
Salary reduction/Employer contributions sent directly to First Investors Funds for investment into traditional or Roth IRAs, 403(b)(7) accounts not subject to ERISA or 457(b) accounts, or SEP-IRA, SIMPLE IRA or SARSEP-IRAs;

■	Investments made through your representative or broker-dealer over the phone if the amount of the investment that is eligible for the free exchange is less than $100; or

■	Accounts that are liquidated due to our inability to verify the identity of any person associated with an account in accordance with our policies and procedures or if the Fund has questions concerning the purpose of the account that have not been adequately explained.

The front-end sales charge for Class A shares of certain First Investors Funds declines with the size of your purchase. Please see “What are the Sales Charges?” section above for more detail.

For additional information about sales charge waivers and discounts, please refer to the Fund’s SAI.

What are the Fund’s policies on frequent trading in the shares of the Fund?

The Fund is designed for long-term investment purposes and is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund involved, and the background of the shareholder or broker-dealer involved.  Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy.  The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.

If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

Financial intermediaries that offer Fund shares may be asked to enforce the Fund’s policies to discourage frequent trading.  Financial intermediaries also may have their own policies to deter frequent trading that differ from the Fund’s policies.  In certain cases, the Fund may defer to the intermediary’s policies.  There is no guarantee that all market timing will be detected.  To the extent that the Fund’s or a financial intermediary’s policies are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.

In the case of high yield bonds and/or floating rate loans, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that high yield bonds and floating rate loans generally trade infrequently and therefore their prices are slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

In the case of stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that stocks of small-size and/or mid-size companies may trade infrequently and thus their prices may be slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

In the case of in foreign securities, the risks of frequent trading include the risk of time zone arbitrage.  Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by the Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the time as of which the NAV is calculated.  To the extent that these policies are not successful in preventing a shareholder from engaging in time zone arbitrage, it may cause dilution in the value of the shares held by other shareholders.
What about dividends and other distributions?

To the extent that it has net investment income, the Fund will declare and pay dividends from such net investment income on a quarterly basis.  The Fund will distribute any net realized capital and foreign currency gains on an annual basis, usually after the end of the Fund’s fiscal year.  The Fund may also make an additional distribution in any year if necessary to avoid a federal excise tax on certain undistributed ordinary income and net realized gains.

Dividends and other distributions declared on the Fund’s share classes are calculated at the same time and in the same manner.  Dividends on each class might be affected differently by the allocation of class-specific expenses.

You may choose to reinvest all dividends and other distributions paid by the Fund at NAV in additional shares of the distributing class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash.  If you do not select an option when you open your account, all dividends and other distributions paid by the Fund will be reinvested in additional shares of the distributing class of the Fund.  If you do not cash a distribution check, you will not receive interest on the amount of the check while it remains outstanding.  If the Fund is unable to obtain a current address for you, it will reinvest your future dividends and other distributions in additional Fund shares of the distributing class in accordance with the Fund’s “Returned Mail” policy, as described in the Fund’s SAI.  No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution declared on a class of shares will be paid in additional shares of that class if it is under $10 or if the Fund has received notice that all account owners are deceased (until written alternate payment instructions and other necessary documents are provided by your legal representative).

What about taxes?

Any dividends or other distributions paid by the Fund are taxable to you unless you are a tax-exempt entity or you hold your shares in an IRA, 403(b) account, 401(k) account or other tax-deferred account.  Dividends and distributions of the excess of net short-term capital gain over net long-term capital loss (if any) are generally taxable to you as ordinary income.  If you are an individual or certain other non-corporate shareholder and meet certain holding period and other requirements with respect to your Fund shares, you may be eligible for reduced federal income tax rates on “qualified dividend income” distributed by the Fund.  Distributions of the Fund’s excess of net long-term capital gain over net short-term capital loss (if any) are generally taxed to you as long-term capital gains (at these reduced rates), regardless of how long you owned your Fund shares.  You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transactions.

Basis information for the sale of certain Fund shares is reported directly to the Internal Revenue Service on Form 1099-B.  You may direct the Fund to sell specific shares for tax reporting purposes; in such case, the Fund will follow your directions.  You may want to consult with your tax advisor about taxes before instructing the Fund to sell shares.  Additional information regarding basis reporting, including the Fund’s default method, can be found in the Fund’s SAI.

What if my account falls below the minimum account requirement?

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose an annual low balance account fee of $25.  The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance.  The Fund will give you sixty (60) days notice before taking such action.  You may avoid redemption or imposition of a fee by purchasing additional Fund shares, if permitted by law, during this sixty (60) day period to bring your account balance to the required minimum.  If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Householding policy

It is the policy of the Fund to mail only one copy of its prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document.  You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you.  In such case, you will begin to receive your own copies within 30 days after the Fund’s receipt of the revocation.  It is the policy of the Fund to mail confirmations and account statements separately to each shareholder who shares the same mailing address.  The Fund will, however, mail quarterly statements for different shareholders who share the same mailing address in one envelope if each shareholder consents to this procedure.  The Fund is not responsible for any losses that result from your use of this procedure.  You may request that separate copies of these disclosure documents be mailed to you by writing to the Fund’s transfer agent at:  Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at: 1 (800) 423-4026.

Other account privileges and policies

The Fund offers a full range of special privileges, including systematic investments, automatic payroll investments, systematic redemptions, electronic fund transfers, expedited redemptions, draft check writing, a variety of retirement account options, and transfer on death (“TOD”) registration.   These privileges are described in the Fund’s SAI.  There is an annual custodial/trust fee of $15 for each First Investors Fund traditional IRA, Roth IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 457(b) account and ESA custodial/trust account and an annual custodial fee of $30 for each First Investors Fund 403(b) custodial/trust account that you maintain, irrespective of the number of Funds that are held in an account.  The account holder is responsible for paying this fee, and the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12-month period in accordance with the provisions of the respective custodial/trust agreement.  Notwithstanding the foregoing, the fee may be waived or reduced by the custodian/trustee as further described in the respective custodial/trust agreement and in the Fund’s SAI. The custodian/trustee also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.  TOD accounts are administered in accordance with First Investors Funds’ TOD Guidelines.  These guidelines are set forth in the Fund’s SAI, which is available for free upon request by calling 1 (800) 423-4026 and by visiting our website at www.foresters.com.

Additional Information

The Trust enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), principal underwriter, custodian and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, Trustees or any First Investors Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Residents of Texas who own shares of the Fund have the option of providing the name and mailing or e-mail address of a person designated by them to receive any notice required under Texas law regarding Fund shares valued at more than $250 that are presumed to be abandoned. The Designation of Representative for Notice Request Form can be found on the Texas Comptroller’s website. Contact your Representative or financial intermediary for additional information or assistance.

Cybersecurity issues may impact the Fund, its service providers, and shareholders’ ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund’s SAI includes more information regarding cybersecurity issues.

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Appendix C

OWNERSHIP OF SHARES
A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a fund. The actions of an entity or person that controls a fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the fund or large redemptions by a control person could cause the fund’s other shareholders to pay a higher pro rata portion of the fund’s expenses.

As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the Target Fund’s shares of each class are set forth below:

Class	Name and Address	Percent Owned
Advisor Class	LPL Financial Corporation PO Box 509026 San Diego, CA 92150	100.00%
Institutional Class	Foresters Financial Services, Inc. 40 Wall Street 10th Floor New York, NY 10005	100.00%

As of the Record Date, the Acquiring Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the Acquiring Fund’s shares of each class are set forth below (Class B shares are not involved in the Reorganization):

Class	Name and Address	Percent Owned
Advisor Class
xx Damon
Greenfield, MA 01301

xx Scott
Adams, MA 01220

xx Living Trust
Mount Prospect, IL 60056

xx Family Trust
Savanna IL 61074

xx Trust
Elma, WA 98541

Charles Schwab & Co., Inc.
101 Montgomery St
San Francisco, CA 94104

LPL Financial Corporation
PO Box 509026
San Diego, CA 92150

6.1% 8.5% 6.2% 6.1% 27.4% 7.3% 9.3%

C-1

Institutional Class	Foresters Financial Services, Inc. 40 Wall Street 10th Floor New York, NY 10005 Foresters Financial Holdings Co., Inc. Raritan Plaza 1 Edison, NJ 08818	10.0% 89.8%

C-2

APPENDIX D
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the periods indicated.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions) and are calculated without any sales charges.  The ratios to average net assets in the tables are net of any expenses waived or assumed.  The ratio of expenses to average net assets before expenses waived or assumed and ratio of net expenses before fee credits to average net assets in the tables do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.
The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ SAI, which is incorporated by reference into this registration statement and is available for free upon request and on our website at www.foresters.com.
The financial statements included in the Funds’ most recent Annual Report and Semi-Annual Report are incorporated herein by reference.

FIRST INVESTORS BALANCED INCOME FUND
The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30 unless otherwise indicated.
PER SHARE DATA
		Investment Operations				Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Period
BALANCED INCOME FUND
Class A
2016(b)	$10.00	$.17(a	)	$.68	$.85	$.15	$—	$.15	$10.70
2017	10.70	.18(a	)	.36	.54	.23	.01	.24	11.00
2018(c)	11.00	.11(a	)	(.08)	.03	.12	.11	.23	10.80
Advisor Class
2016(b)	10.00	.20(a	)	.69	.89	.16	—	.16	10.73
2017	10.73	.48(a	)	.09	.57	.24	.01	.25	11.05
2018(c)	11.05	.12(a	)	(.07)	.05	.14	.11	.25	10.85
Institutional Class
2016(b)	10.00	.21(a	)	.69	.90	.17	—	.17	10.73
2017	10.73	.28(a	)	.30	.58	.26	.01	.27	11.04
2018(c)	11.04	.14(a	)	(.07)	.07	.15	.11	.26	10.85

RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**						Ratio to Average Net Assets Before Expenses Waived or Assumed
Total Return*		Net Assets End of Period (in thousands)	Net Expenses Net After Fee Credits		Expenses Before Fee Credits***		Net Investment Income		Expenses ***		Net Investment Income		Portfolio Turnover Rate
8.55	%††	$29,676	1.15	%†	1.15	%†	1.61	%†	2.21	%†	.55	%†	57	%††
5.11		46,608	1.15		1.15		1.75		1.54		1.36		51
.28	††	53,538	1.15	†	1.15	†	2.02	†	1.48	†	1.69	†	16	††

8.97	††	109	.82	†	.82	†	1.91	†	1.98	†	.75	†	57	††
5.42		11	.82		.82		1.93		1.14		1.61		51
.42	††	50	.82	†	.82	†	2.11	†	1.25	†	1.68	†	16	††

9.08	††	157	.69	†	.69	†	2.04	†	1.93	†	.80	†	57	††
5.46		141	.69		.69		2.15		1.14		1.71		51
.59	††	175	.69	†	.69	†	2.44	†	1.07	†	2.06	†	16	††

(a) Based on average shares during the period.
(b) For the period October 1, 2015 (commencement of operations) to September 30, 2016.
(c) For the period October 1, 2017 to March 31, 2018.
* Calculated without sales charges.
** Net of expenses waived or assumed (Note 3).
*** The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
† Annualized
†† Not annualized

FIRST INVESTORS TOTAL RETURN FUND
The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30 unless otherwise indicated.
PER SHARE DATA
		Investment Operations				Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Period
TOTAL RETURN FUND
Class A
2013	$16.81	$.27		$1.99	$2.26	$.34	$.24	$.58	$18.49
2014	18.49	.22(a	)	1.65	1.87	.31	.42	.73	19.63
2015	19.63	.21(a	)	(.68)	(.47)	.28	.67	.95	18.21
2016	18.21	.23(a	)	1.26	1.49	.27	.43	.70	19.00
2017	19.00	.23(a	)	1.27	1.50	.32	.30	.62	19.88
2018(c)	19.88	.14(a	)	.13	.27	.17	.35	.52	19.63
Class B
2013	16.53	.15		1.95	2.10	.22	.24	.46	18.17
2014	18.17	.07(a	)	1.61	1.68	.16	.42	.58	19.27
2015	19.27	.06(a	)	(.68)	(.62)	.06	.67	.73	17.92
2016	17.92	.09(a	)	1.25	1.34	.13	.43	.56	18.70
2017	18.70	.09(a	)	1.24	1.33	.17	.30	.47	19.56
2018(c)	19.56	.06(a	)	.12	.18	.09	.35	.44	19.30
Advisor Class
2013(b)	17.62	.09		.95	1.04	.17	—	.17	18.49
2014	18.49	.29(a	)	1.60	1.89	.32	.42	.74	19.64
2015	19.64	.29(a	)	(.69)	(.40)	.31	.67	.98	18.26
2016	18.26	.26(a	)	1.27	1.53	.32	.43	.75	19.04
2017	19.04	.32(a	)	1.30	1.62	.38	.30	.68	19.98
2018(c)	19.98	.17(a	)	.13	.30	.20	.35	.55	19.73
Institutional Class
2013(b)	17.62	.10		.95	1.05	.17	—	.17	18.50
2014	18.50	.30(a	)	1.63	1.93	.36	.42	.78	19.65
2015	19.65	.29(a	)	(.70)	(.41)	.28	.67	.95	18.29
2016	18.29	.31(a	)	1.28	1.59	.32	.43	.75	19.13
2017	19.13	.32(a	)	1.27	1.59	.37	.30	.67	20.05
2018(c)	20.05	.18(a	)	.13	.31	.21	.35	.56	19.80

RATIOS / SUPPLEMENTAL DATA
		Ratio to Average Net Assets**						Ratio to Average Net Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Period (in thousands)	Net Expenses After Fee Credits		Net Expenses Before Fee Credits***		Net Investment Income		Expenses***		Net Investment Loss		Portfolio Turnover Rate
13.77%	$664,054	1.26%		1.26%		1.45%		N/A		N/A		32%
10.18	767,354	1.19		1.19		1.14		N/A		N/A		44
(2.65)	784,281	1.18		1.18		1.05		N/A		N/A		40
8.36	845,726	1.19		1.19		1.27		N/A		N/A		63
8.09	877,311	1.19		1.19		1.22		N/A		N/A		39
1.28 ††	852,785	1.16	†	1.16	†	1.35	†	N/A		N/A		20	††

12.98	10,207	2.01		2.01		.71		N/A		N/A		32
9.29	10,016	1.97		1.97		.36		N/A		N/A		44
(3.44)	8,270	1.96		1.96		.27		N/A		N/A		40
7.61	7,774	1.96		1.96		.50		N/A		N/A		63
7.23	6,939	1.93		1.93		.48		N/A		N/A		39
.88 ††	6,331	1.92	†	1.92	†	.59	†	N/A		N/A		20	††

5.89 ††	1	1.01	†	1.01	†	1.40	†	4.76	%†	(2.35	)%†	32	††
10.34	2,106	.78		.78		1.46		N/A		N/A		44
(2.24)	976	.78		.78		1.44		N/A		N/A		40

8.55		1,213	.82		.82		1.63		N/A		N/A		63
8.69		996	.80		.80		1.61		N/A		N/A		39
1.44	††	945	.82	†	.82	†	1.68	†	N/A		N/A		20	††

5.98	††	1	.82	†	.82	†	1.48	†	4.35	†	(2.05	)†	32	††
10.55		2,885	.78		.78		1.55		N/A		N/A		44
(2.28)		30,644	.77		.77		1.47		N/A		N/A		40
8.88		32,525	.77		.77		1.68		N/A		N/A		63
8.50		33,545	.77		.77		1.65		N/A		N/A		39
1.49	††	33,328	.77	†	.77	†	1.74	†	N/A		N/A		20	††

(a) Based on average shares during the period.
(b) For the period April 1, 2013 (commencement of operations) to September 30, 2013.
(c) For the period October 1, 2017 to March 31, 2018.
* Calculated without sales charges.
** Net of expenses waived or assumed (Note 3).
*** The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
† Annualized
†† Not annualized

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

First Investors Balanced Income Fund
a series of First Investors Income Funds
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 7, 2018

The undersigned Shareholder(s) of the First Investors Balanced Income Fund, a series of First Investors Income Funds (“Trust”), hereby appoint(s) E. Blake Moore Jr., Marc Milgram, Carol Lerner Brown (with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of the First Investors Balanced Income Fund, to be held on Friday, September 7, 2018 at 9:00 a.m., Eastern Time, at the Trust’s office, located at 40 Wall Street, New York, New York 10005, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the First Investors Balanced Income Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on September 7, 2018: The Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus are available at: https://www.proxyonline.com/docs/FirstInvestors2018.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 431-9633. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PROXY CARD
First Investors Balanced Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, partnership or other entity, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the Combined Proxy Statement and Prospectus that the proxy card accompanies.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Proposal. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.
THE TRUST’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL BELOW.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

	FOR	AGAINST	ABSTAIN

PROPOSAL:

1
To approve the Agreement and Plan of Reorganization and Termination, adopted by the Board of Trustees of the First Investors Income Funds, to reorganize the First Investors Balanced Income Fund, a series of First Investors Income Funds, into the First Investors Total Return Fund, a series of First Investors Equity Funds.
	o	o	o

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

STATEMENT OF ADDITIONAL INFORMATION
July 31, 2018

For the Reorganization of

First Investors Balanced Income Fund,
a series of First Investors Income Funds

into

First Investors Total Return Fund,
a series of First Investors Equity Funds

40 Wall Street
New York, New York 10005

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of the First Investors Balanced Income Fund (“Target Fund”), a series of First Investors Income Funds (“Target Trust”) into First Investors Total Return Fund (“Acquiring Fund”), a series of First Investors Equity Funds (“Acquiring Trust”) (“Reorganization”).  The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds.”  The Target Trust and the Acquiring Trust are collectively referred to herein as the “Trusts.”  Pursuant to the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for Class A, Advisor Class and Institutional Class shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata by class to the Target Fund’s shareholders of record as of the date of the Reorganization, and the Target Fund will be terminated.

This SAI consists of the cover page and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:

1.	The SAI of the Target Fund, dated January 31, 2018, as supplemented (File Nos. 811-03967 and 002-89287);
2.	The SAI of the Acquiring Fund, dated January 31, 2018, as supplemented (File Nos. 811-06618 and 033-46924);
3.	The Annual Report to shareholders of the Target Fund for the fiscal year ended September 30, 2017 and the Semi-Annual Report to shareholders of the Target Fund for the period ended March 31, 2018; and
4.
The Annual Report to shareholders of the Acquiring Fund for the fiscal year ended September 30, 2017 and the Semi-Annual Report to shareholders of the Acquiring Fund for the period ended March 31, 2018.

The Statements of Additional Information incorporated by reference above include information about other funds in the Trusts that is not relevant to the Reorganization.  Please disregard that information.
This SAI is not a prospectus.  This SAI relates to the Combined Proxy Statement and Prospectus dated July 31, 2018 relating to the Reorganization (“Proxy Statement”), which may be obtained, without charge, by calling toll-free 1 (800) 423-4026 or by writing to the Funds’ transfer agent at:  Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837.  These documents are also available at www.foresters.com.  This SAI should be read in conjunction with the Proxy Statement.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings given to them in the Proxy Statement.

Pro Forma Financial Information
Pro forma financial information has not been prepared for the Reorganization because the net asset value of the Target Fund ($51,747,436) does not exceed 10% of the net asset value of the Acquiring Fund ($873,632,750), as measured on June 30, 2018.

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